Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RESEARCH COLLABORATION AND LICENSE AGREEMENT

BY AND BETWEEN

GILEAD SCIENCES, INC.

AND

HOOKIPA BIOTECH AG

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION		1

	1.1	Definitions	1
	1.2	Interpretation	12

2.	PROGRAMS		12

	2.1	Goals	12
	2.2	Research Plans; Records; Reports; Payments	12
	2.3	Transition to Development of Licensed Product	13
	2.4	Termination of Preliminary Funding Letter Agreement	13

3.	LICENSES; EXCLUSIVITY		13

	3.1	License Grants	13
	3.2	Sublicensing and Subcontracting Rights	14
	3.3	Right of First Negotiation	14
	3.4	No Other Rights	15
	3.5	Exclusivity	15
	3.6	Certain Terms of Hookipa Third Party Agreements	15

4.	GOVERNANCE		15

	4.1	Joint Steering Committee	15
	4.2	Joint Research Committee	16
	4.3	Joint Committee General Provisions	17
	4.4	Dispute Resolution	17
	4.5	Alliance Managers	17
	4.6	Costs of Governance	18

5.	TECHNOLOGY TRANSFERS		18

	5.1	Disclosure of Know-How	18
	5.2	Consultation and Assistance	18
	5.3	Materials Transfer	18
	5.4	Regulatory Transfer	18

6.	DEVELOPMENT AND REGULATORY MATTERS		19

	6.1	Development	19
	6.2	Development Reports	19
	6.3	Development Diligence	19
	6.4	Regulatory	19
	6.5	Pharmacovigilance	20
	6.6	Compliance	20
	6.7	Regulatory Notices	20

7.	MANUFACTURING		20

	7.1	Hookipa Supply	20
	7.2	Supply Agreement; Initial Manufacturing Technology Transfer	20
	7.3	Manufacturing	20
	7.4	Manufacturing Know-How and Assistance	20
	7.5	Subsequent Manufacturing Technology Transfer	20

i

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.	COMMERCIALIZATION		21

	8.1	Commercialization	21
	8.2	Commercialization Diligence	21

9.	FINANCIAL PROVISIONS		21

	9.1	Upfront Payment	21
	9.2	Milestone Payments	21
	9.3	Royalty Payments	22
	9.4	Royalty Step-Down	23
	9.5	Third Party Obligations	24
	9.6	Research Funding	25
	9.7	No Projections	25
	9.8	Non-Refundable and Non-Creditable Payments	25
	9.9	Allocation of Payment Values	25

10.	REPORTS AND PAYMENT TERMS		26

	10.1	Reports; Payment Terms	26
	10.2	Currency; Adjustments to Payment Amounts	26
	10.3	Blocked Currency	26
	10.4	Taxes	26
	10.5	Late Payments	27
	10.6	Records and Audit Rights	27

11.	INTELLECTUAL PROPERTY RIGHTS		27

	11.1	Ownership	27
	11.2	Prosecution and Maintenance	28
	11.3	Enforcement	29
	11.4	Defense	29
	11.5	Recovery	30
	11.6	Trademarks	30
	11.7	Patent Marking	30
	11.8	Licensed Product Listings	30
	11.9	Patent Term Extensions	30

12.	CONFIDENTIALITY		30

	12.1	Duty of Confidence	30
	12.2	Exceptions	31
	12.3	Authorized Disclosures	31
	12.4	Required Disclosure	31
	12.5	Securities Filings	32
	12.6	Terms of Agreement	32
	12.7	Ongoing Obligation for Confidentiality	32

13.	TERM AND TERMINATION		32

	13.1	Term	32
	13.2	Termination for Material Breach	32
	13.3	Termination for Insolvency	32
	13.4	Termination by Gilead for Convenience	33
	13.5	Rights in Bankruptcy	33

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.	EFFECT OF TERMINATION		33

	14.1	Termination by Gilead Without Cause or by Hookipa for Material Breach by or Insolvency of Gilead	33
	14.2	Termination by Gilead for Material Breach by or Insolvency of Hookipa	34
	14.3	Survival	35
	14.4	Termination Not Sole Remedy	35

15.	REPRESENTATIONS, WARRANTIES, AND COVENANTS		35

	15.1	Representations and Warranties by Each Party	35
	15.2	Representations and Warranties by Hookipa	35
	15.3	Covenants of Hookipa	37
	15.4	Further Representations, Warranties, and Covenants of Gilead	38
	15.5	No Other Warranties	38

16.	INDEMNIFICATION; LIABILITY		38

	16.1	Indemnification by Hookipa	38
	16.2	Indemnification by Gilead	39
	16.3	Indemnification Procedure	39
	16.4	Mitigation of Loss	40
	16.5	Special, Indirect and Other Losses	40
	16.6	No Exclusion	40
	16.7	Insurance	40

17.	PUBLICATIONS AND PUBLICITY		40

	17.1	Publications	40
	17.2	Publicity	41

18.	GENERAL PROVISIONS		41

	18.1	Assignment	41
	18.2	Extension to Affiliates	41
	18.3	Severability	41
	18.4	Governing Law and Waiver of Jury Trial	42
	18.5	Dispute Resolution; Rules of Arbitration	42
	18.6	Force Majeure	43
	18.7	Waivers and Amendments	43
	18.8	Relationship of the Parties	43
	18.9	Notices	43
	18.10	Further Assurances	44
	18.11	Compliance with Law	44
	18.12	No Third Party Beneficiary Rights	44
	18.13	English Language	44
	18.14	Expenses	44
	18.15	Entire Agreement	44
	18.16	Counterparts	44
	18.17	Cumulative Remedies	44

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LIST OF EXHIBITS AND SCHEDULES

Exhibits

Exhibit A:	[***]
Exhibit B:	[***]
Exhibit C:	[***]

Schedules

Schedule 9.5(a):	[***]
Schedule 17.2(b):	Draft Press Release

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RESEARCH COLLABORATION AND LICENSE AGREEMENT

This RESEARCH COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is made as of June 4, 2018 (the “Effective Date”), by and between Gilead Sciences, Inc., a Delaware corporation having an office at 333 Lakeside Drive, Foster City, CA 94404 (“Gilead”) and Hookipa Biotech AG, an Austrian corporation (Aktiengesellschaft) having an office at St Marx Vienna Bio Center: Helmut-Qualtinger-Gasse 2, 1030 Vienna, Austria (“Hookipa”). Gilead and Hookipa are each referred to individually as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Gilead and its Affiliates are in the business of Researching, Developing, Manufacturing, and Commercializing (each, as defined below) pharmaceutical and biological products and therapies;

WHEREAS, Hookipa Controls the Licensed Technology (each, as defined below);

WHEREAS, Gilead and Hookipa are parties to the Preliminary Funding Letter Agreement (as defined below), pursuant to which the Parties are currently collaborating on certain preclinical research;

WHEREAS, Gilead and Hookipa wish to further collaborate with respect to certain preclinical research programs to evaluate potential vaccine products using or incorporating the Hookipa Technologies for the treatment, cure, diagnosis, or prevention of HBV or HIV (each, as defined below);

WHEREAS, Gilead wishes to obtain, and Hookipa wishes to grant, an exclusive license under the Licensed Technology on the terms and conditions of this Agreement; and

WHEREAS, subject to the terms and conditions of this Agreement, the Parties’ overall collaboration under this Agreement is contemplated to consist of: (i) the HBV Program during the HBV Collaboration Term, and the HTV Program during the HIV Collaboration Term; and (ii) on a Licensed Product-by-Licensed Product basis, the Development, Manufacture, and Commercialization of such Licensed Product by or on behalf of Gilead, its Affiliates, or its sublicensees in the Field.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows:

1.        DEFINITIONS AND INTERPRETATION

1.1        Definitions.

Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement.

“ACA” means the Patient Protection and Affordable Care Act.

“Accounting Standards” means, with respect to Gilead, U.S. GAAP and, with respect to Hookipa, Austrian GAAP.

“Affiliate” means, with respect to a Person, any entity or person that controls, is controlled by, or is under common control with that Person, For the purpose of this definition, “control” or “controlled” means, direct or indirect, ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors in the case of a corporation or more than fifty percent (50%) of the equity interest in the case of any other type of legal entity; status as a general partner in any partnership; or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity or the ability to cause the direction of the management or policies of a corporation or other entity. The Parties acknowledge that in the case of entities organized under the laws of certain countries where the maximum percentage ownership permitted by Applicable Law for a foreign investor is less than fifty percent (50%), such lower percentage shall be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management and policies of such entity.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Affordable Basis” means the sale or other disposition of a Licensed Product at cost or with a [***] of the fully-burdened Manufacturing/acquisition cost of such Licensed Product.

“Agreement” shall have the meaning set forth in the first and opening paragraph of this Agreement.

“Alliance Manager” shall have the meaning set forth in Section 4.5.

“Antigen” means an HBV Antigen or an HIV Antigen, as the context requires.

“Applicable Law” means, individually and collectively, any federal, state, local, national, and supra-national laws, treaties, statutes, ordinances, rules, and regulations, including any rules, regulations, guidance, guidelines, or requirements having the binding effect of law of national securities exchanges, automated quotation systems, or securities listing organizations, Regulatory Authorities, courts, tribunals, agencies other than Regulatory Authorities, legislative bodies, and commissions that are in effect from time to time during the Term and applicable to a particular activity hereunder. Applicable Law includes Data Protection Law.

“Audited Party” shall have the meaning set forth in Section 10.6(b).

“Auditing Party” shall have the meaning set forth in Section 10.6(b).

“Auditor” shall have the meaning set forth in Section 10.6(b).

“Austrian GAAP” means Austrian generally accepted accounting principles, as consistently applied.

“Base Exchange Rate” means the exchange rate of [***] USD per Euro.

“Biosimilar” means a biological medicine or biological product for human use which: (a) is highly similar to a reference biological medicine or biological product that has Regulatory Approval in the country or jurisdiction in question; (b) has no clinically meaningful differences from such reference product as determined by Applicable Laws or any applicable Regulatory Authority; and (c) is approved for use (i) in the U.S., as a biosimilar biologic product (as defined in the ACA) pursuant to an abbreviated regulatory approval process established under the ACA, (ii) in the EU, as a similar biological medicine pursuant to Directive 2001/83/EC or Regulation (EC) No 726/2004 (as applicable), or (iii) in any other country or jurisdiction, pursuant to an equivalent regime in such county or jurisdiction.

“BLA” means a Biologics License Application filed with the FDA in the United States with respect to a Licensed Product, as defined in Title 21 of the U.S. Code of Federal Regulations, Section 601.2 et seq.

“Breaching Party” shall have the meaning set forth in Section 13.2.

“Brief” shall have the meaning set forth in Section 18.5(b).

“Business Day” means a day that is not: (a) a Saturday, Sunday, a day on which banking institutions in San Francisco, California or Vienna, Austria are required by Applicable Law to remain closed or otherwise generally closed; or (b) December 26 through December 31.

“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1, and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1, or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

“Claims” shall have the meaning set forth in Section 16.1.

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“CMC” means chemistry, manufacturing, and controls portion of a Regulatory Filing.

“Code” shall have the meaning set forth in Section 13.3.

“Collaboration Term” means the HBV Collaboration Term or the HIV Collaboration Term, as the context requires.

“Combination Product” means any product, [***], that combines: (a) [***] (the “Vaccine Product”); and (b) one (1) or more [***] (each, an “Other Product”), whether [***].

“Commercialize” means to market, promote, distribute, import, export, offer to sell, or sell a pharmaceutical or biological product or conduct other commercialization activities, and “Commercialization” means marketing, promoting, distributing, importing, exporting, offering for sale, selling or other commercialization activities with respect to a pharmaceutical or biological product. For clarity, “Commercialization” does not include Development or Manufacturing.

“Commercially Reasonable Efforts” means: (a) with respect to [***]; and (b) with respect to [***].

“Competing Infringement” has the meaning set forth in Section 11.3(a).

“Confidential Information” means any non-public, proprietary, scientific, technical, business, or other information of a Party or of any of its Affiliates which is disclosed to or otherwise received by the other Party in context of the performance of this Agreement on or after the Effective Date, whether in writing, orally or in graphic form, whether by hard copy or by electronic data transfer, whether explicitly marked as confidential or not, in particular information relating to corporate status, intellectual property rights, know-how, trade and business secrets, products, development activities, commercial and licensing relationships, business status and strategies as well as marketing plans, technical or non-technical data, scientific data, analysis, studies and results, chemical structures and sequences, financial and commercial data, financial plans, or lists of actual or potential partners, customers or, suppliers, and including any information that would be apparent to a reasonable Person, familiar with the Parties’ business or industry, to be of a confidential or proprietary nature, as well as any other information deemed Confidential Information as expressly provided in this Agreement. For clarity, subject to Section 12.2: (a) any Know-How provided or otherwise made available by Gilead for use in a Program (including Antigens), shall be deemed Gilead’s Confidential Information; and (b) any Know-How provided or otherwise made available by Hookipa for use in a Program shall be deemed Hookipa’s Confidential Information.

“Control” or “Controlled” means, with respect to any Patent Rights, Know-How, material, or other intellectual property rights, or any proprietary or trade secret information, that a Party or any of its Affiliates: (a) owns such Patent Right, Know-How, material, or other intellectual property right, or proprietary or trade secret information; or (b) has a license to or a right to use such Patent Right, Know-How, material, or other intellectual property right, or proprietary or trade secret information and, in each case of (a) or (b), possesses the right (other than by operation of this Agreement), whether directly or indirectly, to grant the other Party access, a right to use, or a license or sublicense, as applicable, to or under such Patent Rights, Know-How, material, or other intellectual property rights, or proprietary or trade secret information, as provided herein, without: (i) violating the terms of any agreement with or obligation to any Third Party in existence as of the time such Party or any Affiliates of such Party would first be required hereunder to grant the other Party such access, right to use, license, or sublicense; or (ii) incurring any financial or other material obligation towards any Third Party that assigned or licensed such Patent Rights, Know-How, material, or other intellectual property rights, or disclosed such proprietary or trade secret information to such first Party or any Affiliates of such first Party that become due in connection with the other Party’s use thereof hereunder, unless, with respect to (ii): (A) such other Party agrees in writing to pay any sums arising from such financial obligations pursuant to Section 9.5(a); or (B) such financial obligations are triggered pursuant to a Hookipa Third Party Agreement set forth on Schedule 9.5(a).

“Data Protection Law” means the Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation) as well as, if applicable, any other data protection laws of the United States and any data protection laws applicable to either Party in connection with this Agreement. “Personal Data” as used in this Agreement shall mean any information relating to an identified or identifiable natural person as defined in the General Data Protection Regulation.

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“Default” means: (a) any breach, violation, or default; (b) the existence of circumstances or the occurrence of an event that with the passage of time or the giving of notice or both would constitute a breach, violation, or default; or (c) the existence of circumstances or the occurrence of an event that, with or without the passage of time or the giving of notice or both, would give rise to a right of termination, renegotiation, acceleration, or material change of terms.

“Develop” or “Development” means drug or vaccine development activities relating to pharmaceutical or biological products, including test method development, process development and stability testing, assay and audit development, toxicology, formulation, quality assurance and quality control development, statistical analysis, clinical trials, and regulatory affairs, and the preparation, filing, and prosecution of MAAs and other Regulatory Approvals. For clarity, “Development” does not include Research, Manufacturing, or Commercialization.

“Development-Ready” shall have the meaning set forth in Section 2.3.

“Disclosing Party” shall have the meaning set forth in Section 12.1.

“Dispute” shall have the meaning set forth in Section 18.5(a).

“Effective Date” shall have the meaning set forth in the first and opening paragraph of this Agreement.

“EMA” means the European Medicines Agency or any successor entity thereto.

“Encumbrance” means any claim, charge, equitable interest, hypothecation, lien, mortgage, pledge, option, license, assignment to a Third Party, power of sale, retention of title by a Third Party, right of pre-emption, right of first refusal, or security interest of any kind.

“EU” means the European Union, as its membership may be constituted from time to time and any successor thereto.

“EU Major Market Countries” means France, Germany, Italy, Spain, and the United Kingdom.

“EU Regulatory Approval” means achievement of both: (a) receipt of written notice from EMA of approval by EMA of an MAA submitted by Gilead, its Affiliates, or its sublicensees for a Licensed Product; and (b) either (i) receipt of written notice from the applicable Regulatory Authorities of Pricing Approval for such Licensed Product in [***] EU Major Market Countries, or (ii) First Commercial Sale (disregarding any requirements for Pricing Approvals) of such Licensed Product in [***] EU Major Market Countries.

“FDA” means the United States Food and Drug Administration or any successor entity thereto.

“FDCA” shall have the meaning set forth in Section 6.6.

“Field” means all uses, including treatment, cure diagnosis, or prevention, in the indications HIV or HBV [***].

“First Commercial Sale” means, with respect to a Licensed Product, the first sale or other disposition for value of such Licensed Product to a Third Party by Gilead or its Affiliates or sublicensees in a country in the Territory following applicable Regulatory Approval of such Licensed Product in such country. Dispositions of Licensed Product, or use of Licensed Product in, clinical trials or other scientific testing, as free samples, or under named patient use, compassionate use, patient assistance, charitable purposes, on an Affordable Basis, or test marketing programs or other similar programs or studies shall not be considered a First Commercial Sale.

“[***]” means [***].

“FTE” shall have the meaning set forth in the definition of “FTE Rate.”

“FTE Rate” means a rate of [***] per annum based on the yearly time for a full-time equivalent scientific employee during the applicable Collaboration Term, consisting of a total of [***] hours per annum (“FTE”), to be pro-rated on a [***] basis if necessary (per annum amount to be divided by [***] to produce the rate per whole day consisting of at least [***] hours); such rate to be: (a) restricted to scientific work and managerial activities related directly to the applicable Program(s); and (b) increased at the start of each Calendar Year by [***] during the Collaboration Term, commencing on January 1, 2019; provided, that the increase as of January 1, 2019 shall be based on [***]. For the avoidance of doubt: (i) such rate includes [***]; and (ii) in no event shall any one (1) individual be counted as more than one (1) FTE.

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“GCP” means the then-current standards, practices, and procedures: (a) promulgated or endorsed by the FDA as set forth in the guidelines entitled, “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA; (b) set forth in Directive 2001/20/EC of the European Parliament and of the Council of April 4, 2001 and Commission Directive 2005/28/EC of April 8, 2005; (c) ICH Guideline for Good Clinical Practice E6; (d) analogous Applicable Laws of an applicable Regulatory Authority; and (e) all additional Regulatory Authority documents or regulations that replace, amend, modify, supplant, or complement any of the foregoing.

“Generic Version” means, with respect to a Licensed Product, a product (including a “biogeneric,” “follow-on biologic,” “follow-on biological medicine or product,” “follow-on protein product,” “similar biological medicine or product,” or “biosimilar product”) that: (a) within the U.S., is “biosimilar” or “interchangeable,” with respect to such Licensed Product as evaluated by the FDA or otherwise determined by Applicable Law; or (b) in the ROW, is determined by the applicable Regulatory Authority or by Applicable Law to be “similar,” “comparable,” “interchangeable,” “bioequivalent,” or “biosimilar” to such Licensed Product. For clarity, a Biosimilar of a Licensed Product shall constitute a Generic Version of such Licensed Product.

“Gilead” shall have the meaning set forth in the first and opening paragraph of this Agreement.

“Gilead Background Intellectual Property” means any and all Patent Rights, Know-How, and other intellectual property rights: (a) in existence and owned or otherwise Controlled by Gilead or its Affiliates as of the Effective Date; or (b) that arise outside of this Agreement and are owned or otherwise Controlled by Gilead or its Affiliates after the Effective Date.

“Gilead Improvements” mean any and all Improvements other than Hookipa Technologies Improvements.

“Gilead Indemnitees” shall have the meaning set forth in Section 16.1.

“GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, as such regulations may be amended from time to time, and analogous Applicable Laws of an applicable Regulatory Authority and all additional Regulatory Authority documents or regulations that replace, amend, modify, supplant, or complement any of the foregoing.

“GMP” means then-current standards for the Manufacture of pharmaceutical products, pursuant to: (a) the FDCA (21 U.S.C. § 321 et seq.); (b) relevant United States regulations in Title 21 of the United States Code of Federal Regulations (including Parts 11, 210, and 211); (c) European Community Directives 2003/94 and 91/356/EC; (d) the European Community Guide to Good Manufacturing Practice for Medicinal Intermediate Products; (e) ICH Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients; (f) analogous Applicable Laws of an applicable Regulatory Authority at the time of Manufacture; and (g) all additional Regulatory Authority documents or regulations that replace, amend, modify, supplant, or complement any of the foregoing.

“HBV” means hepatitis B virus.

“HBV Antigen” means any [***] that is intended to stimulate an immune response in humans against HBV.

“HBV Collaboration Term” means the period of time commencing on the Effective Date and concluding upon the earlier of: (a) the completion of all activities set forth in the HBV Research Plan; or (b) the termination of the HBV Program in accordance with Section 13.4(a)(ii).

“HBV Licensed Product” means any product containing, incorporating, or otherwise including an HBV Licensed Vaccine, in any dosage strength, formulation, or method of administration.

“HBV Licensed Vaccine” means any vaccine developed under this Agreement, which vaccine was developed from or otherwise uses the Hookipa Technologies to express one (1) or more HBV Antigens.

“HBV Program” means all Research activities conducted solely or jointly by the Parties during the HBV Collaboration Term pursuant to the HBV Research Plan.

“HBV Research Budget” shall have the meaning set forth in the definition of “HBV Research Plan.”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“HBV Research Plan” means the research plan attached as Exhibit A and any amendments thereto, including the integrated budget (the “HBV Research Budget”), research goals, activities (including IND-Enabling Studies), timelines, deliverables, allocation of responsibilities between the Parties, and the commitment of resources by the respective Parties with respect to the HBV Program.

“HBV Royalty Term” shall have the meaning set forth in Section 9.3(b)(i).

“HIV” means human immunodeficiency virus.

“HIV Antigen” means any [***] that is intended to stimulate an immune response in humans against HIV.

“HIV Collaboration Term” means the period of time commencing on the Effective Date and concluding upon the earlier of: (a) the completion of all activities set forth in the HIV Research Plan; or (b) the termination of the HIV Program in accordance with Section 13.4(a)(i),

“HIV Licensed Product” means any product containing, incorporating, or otherwise including an HIV Licensed Vaccine, in any dosage strength, formulation, or method of administration.

“HIV Licensed Vaccine” means any vaccine developed under this Agreement, which vaccine was developed from or otherwise uses the Hookipa Technologies to express one (1) or more HIV Antigens.

“HIV Program” means all Research activities conducted solely or jointly by the Parties during the HIV Collaboration Term pursuant to the HIV Research Plan.

“HIV Research Budget” shall have the meaning set forth in the definition of “HIV Research Plan.”

“HIV Research Plan” means the research plan attached as Exhibit B and any amendments thereto, including the integrated budget (the “HIV Research Budget”), research goals, activities (including IND-Enabling Studies), timelines, deliverables, allocation of responsibilities between the Parties, and the commitment of resources by the respective Parties with respect to the HIV Program.

“Hookipa” shall have the meaning set forth in the first and opening paragraph of this Agreement.

“Hookipa Background Intellectual Property” means any and all Patent Rights, Know-How, and other intellectual property rights: (a) in existence and owned or otherwise Controlled by Hookipa or its Affiliates as of the Effective Date; or (b) that arise outside of this Agreement and are owned or otherwise Controlled by Hookipa or its Affiliates after the Effective Date.

“Hookipa Indemnitees” shall have the meaning set forth in Section 16.2.

“Hookipa Know-How” means any and all Know-How owned or otherwise Controlled by Hookipa or its Affiliates as of the Effective Date or at any time during the Term which is necessary or reasonably useful for Researching, Developing, Manufacturing, or Commercializing Licensed Products.

“Hookipa Patent Rights” means any and all Patent Rights owned or otherwise Controlled by Hookipa or its Affiliates as of the Effective Date or at any time during the Term which are necessary or reasonably useful for Researching, Developing, Manufacturing, or Commercializing Licensed Products. Exhibit C sets forth a complete and accurate list of all Hookipa Patent Rights as of the Effective Date. Hookipa shall update Exhibit C as necessary from time to time to reflect the then-current Hookipa Patent Rights.

“Hookipa Technologies” means the TheraT Technology Platform and the Vaxwave Technology Platform,

“Hookipa Technologies Improvements” mean any Improvements that specifically relate to the Hookipa Technologies. For the avoidance of doubt, an [***].

“Hookipa Third Party Agreement” means any agreement between Hookipa or an Affiliate thereof, on the one hand, and a Third Party, on the other hand: (a) which is set forth on Schedule 9.5(a); or (b) which Gilead accepts pursuant to Section 9.5(a).

“ICC Rules” shall have the meaning set forth in Section 18.5(b).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Improvements” means: (a) any and all Know-How, compounds, sequences, molecules, data, derivatives, designs, developments, discoveries, enhancements, inventions, materials, modifications, new uses, processes, products, research results, techniques, writings, or other technology rights, whether or not patentable, in each case, that are invented, conceived, reduced to practice, or otherwise developed in the course of performance of this Agreement, whether solely by or on behalf of each of the Parties or jointly by or on behalf of both Parties; and (b) any and all Patent Rights and other intellectual property rights in any of the foregoing.

“IND” means an Investigational New Drug application in the U.S. filed with the FDA or the corresponding application for the investigation of Licensed Products in any other country or group of countries, as defined in the Applicable Laws and filed with the Regulatory Authority of the relevant country or group of countries.

“IND-Enabling Studies” means studies that are reasonably required to meet the requirements for filing an IND with a Regulatory Authority, including GLP toxicology and safety studies, or studies required for the preparation of the CMC section of such IND, including studies relating to analytical methods and purity analysis, and formulation and manufacturing development studies, and which also includes ADME (absorption, distribution, metabolism, and excretion) information, all as necessary to obtain the permission of the Regulatory Authority in the relevant jurisdiction to begin human clinical testing, which, for the avoidance of doubt, include the studies and activities identified in each of the HBV Research Plan or the HIV Research Plan as IND-Enabling Studies.

“Indemnification Claim Notice” shall have the meaning set forth in Section 16.3(b).

“Indemnified Party” shall have the meaning set forth in Section 16.3(b).

“Indemnifying Party” shall have the meaning set forth in Section 16.3(b).

“Indemnitee” means a Gilead Indemnitee or a Hookipa Indemnitee, as the context requires.

“Joint Committee” means the JRC or the JSC, as the context requires.

“Joint Committee Co-Chairs” means the JRC Co-Chairs or the JSC Co-Chairs, as the context requires.

“Joint Research Committee” or “JRC” shall have the meaning set forth in Section 4.2(a).

“Joint Steering Committee” or “JSC” shall have the meaning set forth in Section 4.1(a).

“JRC Co-Chair” shall have the meaning set forth in Section 4.2(b).

“JSC Co-Chair” shall have the meaning set forth in Section 4.1(b).

“Know-How” means all tangible and intangible scientific or technical information, know-how, and data of any type whatsoever, whether or not patentable, including inventions, discoveries, trade secrets, specifications, instructions, processes, formulae, materials, expertise and other technology applicable to compounds, sequences, molecules, formulations, compositions, products or to their manufacture, development, registration, use or commercialization or methods of assaying or testing them or processes for their manufacture, formulations containing them, compositions incorporating or comprising them and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical, and analytical, safety, quality control, manufacturing, preclinical, and clinical data, instructions, processes, formulae, expertise, and information, Regulatory Filings, and copies thereof, relevant to the development, manufacture, use, or commercialization of, or which may be useful in studying, testing, development, production, or formulation of, products, or intermediates for the synthesis thereof,

“Knowledge” means, with respect to any Person, the [***] knowledge of such Person’s executive officers, including, with respect to each Party, its Senior Officer, after [***]. [***].

“Licensed Product” means an HBV Licensed Product or an HIV Licensed Product, as the context requires.

“Licensed Technology” means all Hookipa Patent Rights and Hookipa Know-How.

“Licensed Vaccine” means an HBV Licensed Vaccine or an HIV Licensed Vaccine, as the context requires.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Loss of Market Exclusivity” means, with respect to any Licensed Product in any country or jurisdiction in the Territory, that: (a) [***] Generic Versions of such Licensed Product has been sold by any Third Party (other than a permitted sublicensee of Gilead) in such country or jurisdiction; and (b) units of such Generic Version(s) sold in that country or jurisdiction during any [***] represent at least [***] of the sum of: (i) units of such Generic Version(s) and (ii) units of such Licensed Product, sold in that country or jurisdiction during such [***].

“Losses” shall have the meaning set forth in Section 16.1.

“MAA” means an application for the authorization to market a Licensed Product in any country or group of countries, as defined in the Applicable Laws, and filed with the Regulatory Authority of a given country or group of countries, including a BLA.

“Manufacture” means all activities related to manufacturing, packaging, in-process and finished product testing, release of product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of product, ongoing stability tests, storage, shipment, and regulatory activities related to any of the foregoing. For clarity, “Manufacture” does not include Research, Development, or Commercialization.

“Measurement Date” shall have the meaning set forth in Section 10.2(b).

“Milestone Payments” means the payments to be made by Gilead to Hookipa upon the achievement of the corresponding Milestones as set forth in Section 9.2,

“Milestones” means the milestone events relating to the Licensed Products as set forth in Section 9.2.

“Net Sales” means, with respect to a Licensed Product, the gross amount invoiced or billed on sales of such Licensed Product in the Territory by a Selling Party to any Third Party in bona-fide, arms’-length transactions, less [***]:

(a)        normal and customary trade, cash, and quantity discounts, allowances, and credits allowed or paid, in the form of deductions actually allowed with respect to sales of such Licensed Product (to the extent not already reflected in the amount invoiced and excluding commissions for Commercialization);

(b)        retroactive price reductions, allowances, or credits actually granted upon rejections or returns of Licensed Product, including for recalls or damaged good and billing errors;

(c)        discounts, chargeback payments, rebates, and reimbursements granted to wholesalers and other distributors, pharmacies and other retailers, managed care organizations, group purchasing organizations, or other buying groups, pharmacy benefit management companies, health maintenance organizations, federal, state/provincial, local, or other governments, and any other providers of health insurance coverage, health care organizations, or other health care institutions (including hospitals), health care administrators, or patient assistance or other similar programs;

(d)        compulsory payments and cash rebates related to the sales of such Licensed Product paid to a governmental authority (or agent thereof) pursuant to governmental regulations by reason of any national or local health insurance program or similar program, including required chargebacks and retroactive price reductions, to the extent allowed and taken; including government levied fees as a result of healthcare reform policies, to the extent such fees are specifically allocated to sales of such Licensed Product as a percentage of Gilead’s entire pharmaceutical product sales;

(e)        reasonable and customary freight, shipping insurance and other transportation expenses to the extent they are separately itemized and included in the gross amount invoiced and charged to the buyer;

(f)        tariffs; duties; import, export, excise, sales, use, turnover, value-added, and other similar taxes (other than taxes based on income); customs duties; or other government charges, in each case imposed on the sale of Licensed Product to the extent included in the price and separately itemized on the invoice, including VAT, but only to the extent that such VAT are not reimbursable or refundable;

(g)        amounts invoiced for sales of Licensed Product that are written off as uncollectible after reasonable collection efforts, in accordance with standard practices of the applicable party; provided, that any recovery of such amounts shall be deemed a sale for the purposes of calculating Net Sales; and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(h)        any other specifically identifiable amounts included in gross amounts invoiced or billed for the Licensed Products, to the extent such amounts are customary deductions from net sales calculations in the pharmaceutical or biotechnology industries in the applicable country or countries for reasons substantially equivalent to those listed above.

Such amounts shall be determined from the books and records of the Selling Party, maintained in accordance with Accounting Standards. With respect to Net Sales not denominated in USD, Gilead shall convert such Net Sales from the applicable foreign currency into USD in accordance with Section 10.2.

Net Sales shall include the cash consideration received on a sale and the fair market value of all non-cash consideration. Dispositions of Licensed Product for, or use of Licensed Product in, clinical trials or other scientific testing, as free samples, or under named patient use, compassionate use, patient assistance, charitable purposes, on an Affordable Basis, or test marketing programs or other similar programs or studies shall not result in any Net Sales.

In order to determine Net Sales of a Licensed Product that is a Combination Product, the Net Sales applicable to such Combination Product in a country shall be determined by [***].

If [***], then Net Sales shall be calculated by [***].

If [***], then Net Sales shall be calculated by [***].

If [***], the adjustment to Net Sales shall be determined by [***].

“Non-Breaching Party” shall have the meaning set forth in Section 13.2.

“Other Product” shall have the meaning set forth in the definition of “Combination Product.”

“Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses actually paid by a Party or its Affiliates to Third Parties and specifically identifiable and incurred to conduct such activities, but excluding (with respect to Hookipa’s Research activities) any costs included in the FTE Rate.

“Party” and “Parties” shall have the meaning set forth in the first and opening paragraph of this Agreement.

“Patent Rights” means all rights, title, and interests in and to: (a) all national, regional, and international patents and patent applications filed in any country of the world, including provisional patent applications and all supplementary protection certificates; (b) all patent applications filed either from such patents, patent applications, or provisional applications or from an application claiming priority to any of the foregoing, including any continuation, continuation-in-part, divisional, provisional, converted provisional, and continued prosecution application, or any substitute application; (c) any patent issued with respect to or in the future issued from any such patent applications, including utility models, petty patents, design patents, and certificates of invention; and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, reexaminations, and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications.

“Patent Term Extensions” shall have the meaning set forth in Section 11.9.

“Payment Floor” shall have the meaning set forth in Section 9.5(c).

“Permitted Recipient” has the meaning set forth in Section 12.3(e).

“Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization, or other entity.

“Personal Data” shall have the meaning set forth in the definition of “Data Protection Law.”

“Phase 1 Clinical Trial” means a human clinical trial which provides for the first introduction into humans of a product, conducted in normal volunteers or patients to get information on product safety, tolerability, immunogenicity, pharmacological activity, or pharmacokinetics, as more fully defined in 21 C.F.R. § 312.21(a) (or the foreign equivalent thereof).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Phase 1b Clinical Trial” means a Phase 1 Clinical Trial in the target patient population that is designed to establish safety and immunogenicity, which may also be designed to establish an initial indication of efficacy.

“Phase 2 Clinical Trial” means a human clinical trial, the principal purposes of which are the evaluation of the efficacy of such product for a particular indication in the target patient population and a determination of the common side-effects and risks associated with the product in the dosage range to be prescribed and to obtain sufficient information about the efficacy for such pharmaceutical product in the disease or condition being studied to permit the design and dose of such product in a Registrational Clinical Trial. Phase 2 Clinical Trial shall exclude in all cases any combined Phase 1 Clinical Trial/Phase 2 Clinical Trial.

“PPI” means the Producer Price Index published by EuroStat.

“Preliminary Funding Letter Agreement” means that certain Letter Agreement Re: Funding of Early Research Activities, by and between Gilead and Hookipa, dated [***].

“Pricing Approval” means any approval, agreement, determination, or decision establishing prices that can be charged to consumers for a pharmaceutical product or that shall be reimbursed by governmental authorities for a pharmaceutical product, in each case, in a country where governmental authorities approve or determine pricing for pharmaceutical products for reimbursement or otherwise.

“Prior CDA” means the Mutual Confidential Disclosure Agreement between the Parties, dated [***].

“Product Marks” shall have the meaning set forth in Section 11.6.

“Program” means the HBV Program or the HIV Program, as the context requires.

“Proof of Concept Clinical Trial” means a human clinical trial of a Licensed Product, which may be [***], and which is intended to [***].

“Prosecution and Maintenance” or “Prosecute and Maintain” means, with respect to a Patent Right, the preparation, filing, prosecution, and maintenance of such Patent Right, as well as reexaminations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent Right, together with the initiation or defense of interferences, the initiation or defense of oppositions, and other similar proceedings with respect to the particular Patent Right, and any appeals therefrom. For clarity, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent Right.

“Recipient Party” shall have the meaning set forth in Section 12.1.

“Reference Exchange Rate” has the meaning set forth in Section 10.2(b).

“Registrational Clinical Trial” means a human clinical trial of a Licensed Product that: (a) would satisfy the requirements of 21 C.F.R. § 312.21(c) or corresponding foreign regulations; or (b) that if successful would provide sufficient efficacy data to support the filing of an MAA for such Licensed Product in such country.

“Regulatory Approval” means any and all approvals (including any applicable Pricing Approvals), licenses, registrations, or authorizations of any government agency or authority that are necessary for the marketing and sale of a Licensed Product in the relevant country or group of countries in the Territory.

“Regulatory Authority” means any governmental agency or authority responsible for evaluating or granting Regulatory Approvals for Licensed Products, including the FDA, the EMA, the European Commission, and any corresponding national or regional regulatory authorities, as applicable.

“Regulatory Exclusivity” means the ability to exclude Third Parties from Commercializing a Licensed Product in a country, either through data exclusivity rights, orphan drug designation, or such other rights conferred by Applicable Laws or a Regulatory Authority in such country or jurisdiction, in each case, other than through Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Regulatory Filings” means any submission to a Regulatory Authority of any appropriate regulatory application, including any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto. For the avoidance of doubt, Regulatory Filings shall include any IND or MAA.

“Research” means activities related to the characterization, design, discovery, generation, identification, non-clinical or pre-clinical studies, pre-clinical development, process development, optimization, production, or profiling of vaccine candidates or products. For clarity, “Research” does not include Development or Manufacturing.

“Research Budget” means the HBV Research Budget or the HIV Research Budget, as the context requires.

“Research Plan” means the HBV Research Plan or the HIV Research Plan, as the context requires.

“Response” shall have the meaning set forth in Section 18.5(b).

“ROW” means all countries and territories of the world in the Territory other than the U.S.

“ROW HIV Royalty Term” shall have the meaning set forth in Section 9.3(b)(iii).

“Royalty Term” shall have the meaning set forth in Section 9.3(b)(iii).

“Selected Dispute” shall have the meaning set forth in Section 18.5(a).

“Selling Party” means Gilead, its Affiliates, or its sublicensees, in each case, expressly excluding distributors.

“Senior Officers” means, with respect to Gilead, [***] or his designee, and, with respect to Hookipa, [***] or his designee.

“Sublicense Payments” shall have the meaning set forth in Section 9.5(a).

“Term” shall have the meaning set forth in Section 13.1.

“Terminated Licensed Product” means, with respect to: (a) the termination of this Agreement with respect to a Licensed Product pursuant to Sections 13.2 or 13.4(b), the Licensed Product subject to such termination; (b) the termination of this Agreement with respect to a country in the Territory pursuant to Sections 13.2 or 13.4(b), all Licensed Products in the country in the Territory subject to such termination; (c) the termination of this Agreement with respect to a Program pursuant to Section 13.4(a), all Licensed Products in the Territory included in the Program subject to such termination (provided, that any Development-Ready Licensed Product shall not be deemed to be “included in the Program”); and (d) the termination of this Agreement in its entirety, all Licensed Products in all countries in the Territory.

“Territory” means all countries and territories of the world.

“TheraT Technology Platform” means [***].

“Third Party” means any Person other than a Party or an Affiliate of a Party.

“Third Party Infringement” has the meaning set forth in Section 11.4.

“U.S. GAAP” means United States generally accepted accounting principles, as consistently applied.

“U.S. HIV Royalty Term” shall have the meaning set forth in Section 9.3(b)(ii).

“United States” or “U.S.” means the United States of America, its territories, and its possessions.

“USD” or “$” means United States Dollars, the lawful currency of the United States.

“Vaccine Product” shall have the meaning set forth in the definition of “Combination Product.”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

“Valid Claim” means a claim in: (a) an issued and unexpired patent which has not been revoked or held unenforceable or invalid by a decision of a court, patent office, or other governmental agency of competent jurisdiction from which no appeal can be or has been taken within the time allowed for appeal, and which has not been disclaimed, donated to the public or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer, or otherwise; (b) an issued and unexpired supplementary protection certificate or equivalent instrument, solely to the extent that any such certificate or instrument is requested to be obtained by Gilead pursuant to Section 11.9; or [***].

“Vaxwave Technology Platform” means [***].

1.2          Interpretation. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement. The terms of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic, or otherwise. Accordingly, the terms of this Agreement shall be interpreted and construed in accordance with the definitions for such terms provided herein or, if no such definitions arc provided, with their usual and customary meanings, and each of the Parties hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of Applicable Laws to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Exhibit, or Schedule shall be deemed to be a reference to any Article, Section, subsection, paragraph, clause, Exhibit, or Schedule, of or to, as the case may be, this Agreement. Except where the context otherwise requires: (a) any definition of or reference to any agreement, instrument, or other document refers to such agreement, instrument, other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein); (b) any reference to any Applicable Laws refers to such Applicable Laws as from time to time enacted, repealed, or amended; (c) the words “herein”, “hereof”, and “hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof; (d) the words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation”, or words of similar import; (e) the word “or” is used in the inclusive sense (and/or), unless explicitly indicated otherwise by the term “either/or”; (f) the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders; (g) a “Party” includes its permitted assignees or the respective successors in title to substantially the whole of its undertaking; and (h) the Exhibits and Schedules to this Agreement form part of the operative provision of this Agreement, and references to this Agreement shall, unless the context otherwise requires, include references to the Exhibits and Schedules.

2.        PROGRAMS

2.1        Goals.

(a)        HBV Program. The objective of the HBV Program, as provided in the HBV Research Plan, shall be to utilize the Hookipa Technologies to Research Lymphocytic Choriomeningitis Virus- and Pichinde Virus-based vectors suitable for the Development, Manufacture, and Commercialization by Gilead, its Affiliates, or its sublicensees as HBV Licensed Products for the treatment, cure, diagnosis, or prevention of HBV.

(b)        HIV Program. The objective of the HIV Program, as provided in the HIV Research Plan, shall be to utilize the Hookipa Technologies to Research Lymphocytic Choriomeningitis Virus- and Pichinde Virus-based vectors suitable for the Development, Manufacture, and Commercialization by Gilead, its Affiliates, or its sublicensees as HIV Licensed Products for the treatment, cure, diagnosis, or prevention of HIV.

(c)        Application of Vectors to Antigens. The Programs shall include the application of certain Antigens to Lymphocytic Choriomeningitis Virus- and Pichinde Virus-based vectors.

2.2          Research Plans; Records; Reports; Payments.

(a)        Research Plans. During the Collaboration Term for each Program, each Party shall use Commercially Reasonable Efforts to perform its obligations under the Research Plan for such Program. From time to time during the Collaboration Term for a Program, and on at least an annual basis, the JSC shall review the then-current Research Plan for such Program for potential amendments. Each Party’s JSC representatives shall consider in good faith all such amendments proposed by the other Party’s JSC representatives. Each JSC-approved amended Research Plan shall become effective only upon approval by both Parties. Each Research Plan shall be consistent with the terms of this Agreement and shall form a part of this Agreement, In the event of an inconsistency between a Research Plan and this Agreement, the terms of this Agreement shall prevail. Each Research Plan shall be deemed the Confidential Information of each Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)        Records. Each Party shall prepare and maintain complete and accurate written records of all activities performed as well as results and data obtained pursuant to its efforts under each Research Plan, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. In addition to the reporting obligations set forth herein, upon reasonable request of the other Party, each Party shall grant to the other Party and its Affiliates reasonable, secured access (e.g., by remote web-access secured by end-user identity and authentication solutions or by other means providing a comparable, sufficient level of data security) to all data (including all primary data and data contained in laboratory notebooks) that is generated in the course of performance of the Programs. Gilead and its Affiliates shall also have the right, at reasonable intervals and upon reasonable notice to Hookipa, to have copies of such records made to use and transfer as permitted hereunder. Any data not otherwise contained in laboratory notebooks and relevant to the Programs or to Licensed Technology shall be provided to Gilead upon reasonable request in a format mutually agreed by the Parties. All such records shall be deemed the Confidential Information of each Party,

(c)        Reporting. Each Party shall keep the other Party reasonably informed on the status, progress, and results of its activities under each Research Plan through the regularly-scheduled JRC meetings described in Section 4.3(a), At least [***] Business Days before each regularly-scheduled JRC meeting, each Party shall submit to the JRC a written summary (in the form of a slide deck or as otherwise reasonably determined by such Party) of the status, progress, and results of its activities under each Research Plan since its prior report. The JRC shall review and discuss the status, progress, and results of each Program. In addition, Hookipa shall provide Gilead with a final written report within [***] days following the expiration or termination of each of the HBV Collaboration Term and the HIV Collaboration Term, which reports shall summarize the Research activities undertaken and all accomplishments achieved under the applicable Research Plan and contain a copy of all results generated by Hookipa in the performance of such Research Plan. All such summaries and reports shall be deemed the Confidential Information of each Party.

(d)        Payments. Gilead shall reimburse Hookipa for certain costs and expenses relating to Hookipa’s performance under the Research Plans in accordance with Section 9.6.

2.3        Transition to Development of Licensed Product. Without limiting any other rights of Gilead under this Agreement, Gilead may, at any time during the Collaboration Term for a Program, notify the JSC of its desire to initiate Development of a Licensed Product in the Field in the Territory. Effective upon the JSC’s approval thereof, such Licensed Product shall be considered “Development-Ready” and shall thereafter be outside the scope of the applicable Program and subject to Development, Manufacture, and Commercialization by or on behalf of Gilead, its Affiliates, or its sublicensees in accordance with this Agreement. Upon expiration or termination of the Collaboration Term of a Program, all Licensed Products arising out of such Program shall be considered Development-Ready, irrespective of whether the JSC has formally approved such Licensed Products as such.

2.4        Termination of Preliminary Funding Letter Agreement. Pursuant to Section 6 of the Preliminary Funding Letter Agreement, the Preliminary Funding Letter Agreement shall terminate effective upon the Effective Date; provided, that Sections 2, 3, 5, and 7 of the Preliminary Funding Letter Agreement shall survive such termination solely with respect to the research activities covered by the Preliminary Funding Letter Agreement and performed prior to its termination.

3.        LICENSES; EXCLUSIVITY

3.1       License Grants.

(a)        Subject to the terms and conditions of this Agreement, Hookipa hereby grants to Gilead, during the Term, a milestone- and royalty-bearing, transferrable (pursuant to Section 18.1) sublicensable (pursuant to Section 3.2(a)) license, under the Licensed Technology, to: (i) perform its activities under the Research Plans; and (ii) Research, Develop, Manufacture, and Commercialize Licensed Products in the Field in the Territory. Without limiting the generality of the foregoing, the license granted by Hookipa to Gilead pursuant to this Section 3.1(a) shall, as applicable, be: (A) exclusive (even as to Hookipa and its Affiliates) with respect to Licensed Technology owned by Hookipa or any of its Affiliates; (B) exclusive (even as to Hookipa and its Affiliates) with respect to Licensed Technology that has been in-licensed by Hookipa or any of its Affiliates from a Third Party on an exclusive basis; and (C) non-exclusive (but exclusive as between Hookipa and its Affiliates, on the one hand, and Gilead, on the other hand) with respect to Licensed Technology which has been in-licensed by Hookipa or any of its Affiliates from a Third Party on a non-exclusive basis. Following expiration of the last-to-expire Royalty Term for a Licensed Product in a country, the licenses granted to Gilead under this Section 3.1(a) with respect to such Licensed Product in such country shall continue in effect, but shall become fully paid-up, royalty-free, perpetual, and irrevocable.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)        Subject to the terms and conditions of this Agreement, Gilead hereby grants to Hookipa, during each Collaboration Term, a non-exclusive, royalty-free, transferable (pursuant to Section 18.1) sublicensable (pursuant to Section 3.2(c)) sublicense, under the Licensed Technology, and license under: (i) the Gilead Background Intellectual Property; and (ii) the Gilead Improvements, in each case, solely to perform Hookipa’s activities under the applicable Research Plan.

3.2       Sublicensing and Subcontracting Rights.

(a)        Subject to Section 3.6, Gilead may sublicense the rights granted by Hookipa under Section 3.1(a) (including in multiple tiers) at any time to any Affiliates or Third Parties at its sole discretion and without approval of Hookipa; provided, that: (i) where any such rights are in-licensed by Hookipa from a Third Party licensor and sublicensed hereunder, the grant of such sublicense is permitted under the terms and conditions of the applicable Hookipa Third Party Agreement(s); (ii) Gilead shall ensure that each of its Affiliates or any Third Party is bound by a written agreement that is consistent with and subject to the applicable terms and conditions of this Agreement; (iii) Gilead shall remain responsible for the performance of this Agreement and shall cause any such Affiliate or Third Party to comply with all applicable terms and conditions of this Agreement; and (iv) promptly following the full execution of each sublicense agreement with a Third Party, Gilead shall provide Hookipa with a copy of each such sublicense agreement, which copy may be redacted in order to prevent the disclosure of any information not reasonably necessary to confirm compliance with this Agreement.

(b)        Gilead may subcontract, to Affiliates or Third Parties the performance of tasks and obligations reasonably related to Gilead’s Research, Development, Manufacture, and Commercialization of Licensed Products hereunder as Gilead deems reasonably appropriate, which subcontract may include a sublicense of rights necessary for the performance of the subcontract as reasonably required; provided, that Gilead shall remain responsible for the performance of this Agreement and shall cause any such subcontractor to comply with all applicable terms and conditions of this Agreement.

(c)        Hookipa may not subcontract to Third Parties the performance of Hookipa’s tasks and obligations under this Agreement or the Research Plans without first obtaining, in each case, the JRC’s prior approval. Any subcontract contemplated by this Section 3.2(c) may include a sublicense of rights necessary for the performance of the subcontract as reasonably required; provided, that Hookipa shall remain responsible for the performance of this Agreement and shall cause any such subcontractor to comply with all applicable terms and conditions of this Agreement.

3.3       Right of First Negotiation.

(a)         (Subject to the terms and conditions of this Agreement, Hookipa hereby grants Gilead a right of first negotiation to extend the license grant by Hookipa to Gilead under the Licensed Technology pursuant to Section 3.1(a) to all fields outside of the Field.

(b)        In the event that Hookipa elects to offer to one (1) or more Third Parties a license or other rights under the Licensed Technology, which license or other rights would include the right to Research, Develop, Manufacture, or Commercialize any Licensed Product in [***], then Hookipa shall provide Gilead with written notice thereof. Gilead may, within [***] days after receipt of such notice, notify Hookipa in writing either that: (i) Gilead is interested in negotiating for such rights; or (ii) Gilead has no such interest and therefore rejects such negotiation opportunity at such time. If Gilead notifies Hookipa within such [***]-day period that Gilead is interested in negotiating with Hookipa for such rights, the Parties shall negotiate in good faith for up to [***] days from such notification by Gilead regarding the terms pursuant to which Hookipa would license or otherwise grant such rights to Gilead. Failure by Gilead to give notice of its interest or lack of interest in negotiating for such rights within the [***]-day period after receipt of the written notice from Hookipa as described in the first sentence of this Section 3.3(b) shall be deemed to constitute a waiver by Gilead of its right of first negotiation for such rights. If Gilead waives or otherwise fails to exercise its right of first negotiation for such rights as provided in this Section 3.3, or if the Parties fail to agree on the terms pursuant to which Hookipa would license or otherwise grant such rights to Gilead within such [***]-day negotiation period, then Hookipa shall be free to offer such rights to a Third Party and enter into an agreement with a Third Party with respect thereto; provided, however, that for a period of [***] months following the conclusion of the [***]-day negotiation period, Hookipa may not offer such rights to a Third Party on substantive terms which are more favorable than those last offered to Gilead, unless such terms are first offered to Gilead and Gilead either: (x) declines in writing to accept such terms; or (y) fails to accept such terms within [***] days of such offer. Such period of [***] months shall be extended by [***] months to [***] months if, within [***] Business Days prior to the end of such [***]-month period, Hookipa provides written notice to Gilead in reasonable detail demonstrating that Hookipa and such Third Party are in active, bona fide negotiations on an agreement for such rights. If Hookipa does not, for any reason, enter into an agreement with a Third Party with respect to such rights within such [***]-month or, as the case may be, [***]-month period, then Hookipa shall not be permitted to enter into any such agreement without again complying with this Section 3.3.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)        The right of first negotiation of Gilead pursuant to this Section 3.3 shall commence on the Effective Date and terminate ten (10) years after the Effective Date.

3.4          No Other Rights. Each Party expressly reserves and retains all Patent Rights, Know-How, or other intellectual property rights not expressly granted herein, and no right or license under any Patent Rights, Know-How, or other intellectual property rights of either Party is granted or shall be granted by implication. Except as otherwise expressly provided in this Agreement, neither Party shall receive any rights under this Agreement to own, use, or access the Patent Rights, Know-How, or other intellectual property rights .of the other Party. For clarity, and notwithstanding any other provision of this Agreement, except as expressly provided in Section 3.1(b), in no event shall Hookipa receive any right or license with respect to any Antigens provided or otherwise made available by Gilead for use in the Programs.

3.5          Exclusivity. During the Term, Hookipa shall not itself, or with or through any of its Affiliates or any Third Party, directly or indirectly, conduct, participate in, or fund any Research, Development, Manufacture, or Commercialization of or with respect to products utilizing arenavirus-based vectors (including the Hookipa Technologies) for the treatment, cure, diagnosis, or prevention of HBV or HIV, except in accordance with the performance of activities expressly permitted under this Agreement.

3.6          Certain Terms of Hookipa Third Party Agreements. To the extent that the license grant by Hookipa to Gilead under the Licensed Technology pursuant to Section 3.1(a) constitutes the grant of a sublicense to Gilead of certain Licensed Technology that is not owned by Hookipa or any of its Affiliates, but that is in-licensed by Hookipa or any such Affiliate from a Third Party licensor on the basis of a Hookipa Third Party Agreement, then:

(a)        Gilead acknowledges that the rights and licenses under, or with respect to, the Licensed Technology granted by Hookipa to Gilead under this Agreement shall be no greater in scope than those granted by such Third Party to Hookipa;

(b)        Gilead shall comply, and shall cause its Affiliates and sublicensees to comply, with the specific obligations applicable to sublicensees under such Hookipa Third Party Agreement listed on Schedule 9.5(a), as such Schedule 9.5(a) may be amended from time to time: (i) in the event that any Hookipa Third Party Agreement is accepted by Gilead pursuant to Section 9.5(a): or (ii) upon mutual agreement of the Parties to address any reasonable comments received from a Third Party licensor under any such Hookipa Third Party Agreement (including any reasonable comments concerning the specific listing of obligations applicable to sublicensees under the relevant Hookipa Third Party Agreement on Schedule 9.5(a));

(c)        With respect to the Hookipa Third Party Agreements listed on Schedule 9.5(a) as of the Effective Date, Hookipa shall initiate discussions with each Third Party licensor within [***] days of the Effective Date, and otherwise use commercially reasonable efforts to collaborate with Gilead and each such Third Party licensor, in each case, to amend as soon as practicable such Hookipa Third Party Agreement, in a form reasonably acceptable to Gilead and Hookipa, to provide that, if such Hookipa Third Party Agreement, or any license granted by such Third Party licensor to Hookipa under the Licensed Technology pursuant to such Hookipa Third Party Agreement which Hookipa sublicenses to Gilead hereunder, terminates for any reason, Gilead shall receive a direct license from such Third Party licensor to the Licensed Technology sublicensed by Hookipa to Gilead hereunder on terms consistent with those set forth in this Agreement; and

(d)        With respect to the Hookipa Third Party Agreement listed on Schedule 9.5(a) as of the Effective Date between Hookipa and [***], if requested by Gilead, Hookipa shall initiate discussions with [***] within [***] days of such request, and otherwise use commercially reasonable efforts to collaborate with Gilead and [***], in each case, to amend as soon as practicable such Hookipa Third Party Agreement, in a form reasonably acceptable to Gilead and Hookipa, to provide that, as between Hookipa and [***], Hookipa shall have the first right to take and control legal action against a Third Party for infringement.

4.            GOVERNANCE

4.1          Joint Steering Committee.

(a)          Formation. Promptly after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”), which JSC shall oversee the Programs and have such other responsibilities as set forth in this Section 4.1 and elsewhere in this Agreement.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)        Membership. The JSC shall consist of three (3) representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of such Party with respect to the issues falling within the jurisdiction of the JSC. From time to time, each Party may substitute one (1) or more of its representatives on the JSC upon written notice to the other Party. Gilead shall designate one (1) of its JSC representatives as one (1) of the co-chairpersons of the JSC, and Hookipa shall designate one (1) of its representatives as the other co-chairperson of the JSC (each, a “JSC Co-Chair”). The JSC Co-Chairs, in consultation with the Alliance Managers, shall have the following roles and responsibilities: (i) to call meetings, send notice of each such meeting, and designate the time, date, and place of each such meeting; (ii) to convene or poll the representatives by other permitted means; and (iii) to sign and date the final minutes of any meeting of the JSC.

(c)        Specific Responsibilities. During the Collaboration Term with respect to a Program, the JSC shall oversee such Program, and shall in particular: (i) be responsible for resolving any disputes that arise in connection with the performance of the Research Plan for such Program; (ii) consider any amendments to the Research Plan for such Program, including any increase in the Research Budget, in accordance with Section 2.2(a); (iii) approve a Licensed Product as Development-Ready, in accordance with Section 2.3; (iv) discuss the entry by Gilead into any agreement for rights to intellectual property owned or otherwise Controlled by a Third Party which are necessary or useful in order to Research, Develop, Manufacture, or Commercialize a Licensed Product, in accordance with Section 9.5(c); and (v) discuss whether an adjusted allocation of the payments for the various components of Licensed Technology is advisable, in accordance with Section 9.9(c). Notwithstanding the foregoing, the JSC shall have no decision-making authority with respect to any Licensed Product that is Development-Ready.

(d)        Post-Collaboration Term. Upon expiration or termination of the Collaboration Term of a Program, the JSC’s authority with respect to such Program and Licensed Products arising therefrom shall terminate; provided, that, until the First Commercial Sale of the first Licensed Product with respect to such Program (or at any earlier time, upon Gilead’s election in its sole discretion), the JSC shall, upon Gilead’s request, continue to meet on a [***] basis (or more or less frequently, if mutually agreed by the Parties) solely to serve as a forum for sharing and discussing information, as requested from time to time by Gilead, which is relevant to the further Research, Development, Manufacture, and Commercialization of Licensed Products for such Program. For clarity, during such period: (i) the JSC shall have no decision-making authority with respect to such Program or Licensed Products; and (ii) Gilead may disband the JSC in its sole discretion.

(e)        Post-First Commercial Sale. Unless earlier disbanded in accordance with Section 4.1(d), following the First Commercial Sale of the first Licensed Product with respect to a Program, the JSC shall immediately be disbanded with respect to such Program.

4.2          Joint Research Committee.

(a)        Formation. Promptly after the Effective Date, the Parties shall establish a joint research committee (the “Joint Research Committee” or “JRC”), which JRC shall have the responsibilities as set forth in this Section 4.2 and elsewhere in this Agreement.

(b)        Membership. The JRC shall consist of three (3) representatives from each of the Parties, each with the requisite experience and seniority to enable such person to make decisions on behalf of such Party with respect to the issues falling within the jurisdiction of the JRC. From time to time, each Party may substitute one (1) or more of its representatives on the JRC upon written notice to the other Party. Gilead shall designate one (1) of its JRC representatives as one (1) of the co-chairpersons of the JRC, and Hookipa shall designate one (1) of its representatives as the other co-chairperson of the JRC (each, a “JRC Co-Chair”). The JRC Co-Chairs, in consultation with the Alliance Managers, shall have the following roles and responsibilities: (i) to call meetings, send notice of each such meeting, and designate the time, date, and place of each such meeting; (ii) to convene or poll the representatives by other permitted means; and (iii) to sign and date the final minutes of any meeting of the JRC.

(c)        Specific Responsibilities. During the Collaboration Term with respect to a Program, the JRC shall: (i) review the Parties’ Research activities under such Program; (ii) provide guidance with respect to such Program; (iii) review and discuss the results, status, and progress of such Program, in accordance with Section 2.2(c); and (iv) approve Hookipa’s use of Third Party subcontractors, in accordance with Section 3.2(c).

(d)        Post-Collaboration Term. From and after the end of the Collaboration Term with respect to a Program, the JRC shall immediately be disbanded with respect to such Program.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.3          Joint Committee General Provisions.

(a)        Meetings and Minutes. Unless otherwise agreed by the Parties, during the Collaboration Term for each Program, the JSC shall meet [***] and the JRC shall meet [***] to address matters within its jurisdiction with respect to such Program. Meetings of any Joint Committee may be held in person or by audio or video teleconference; provided, that unless otherwise agreed by the Parties, the location of any such in-person meetings shall alternate between locations designated by Gilead and locations designated by Hookipa. The applicable Joint Committee Co-Chairs shall be responsible for scheduling meetings and setting agendas based on the input of each Party. The applicable Joint Committee Co-Chairs shall prepare and circulate for review and approval of the Parties minutes of each meeting promptly after the meeting. The Parties shall agree on the minutes of each meeting promptly, but in no event later than the next meeting of the applicable Joint Committee.

(b)        Procedural Rules. Each Joint Committee shall have the right to adopt such standing rules as shall be necessary for its work to the extent that such rules are not inconsistent with this Agreement. A quorum of a Joint Committee shall exist whenever there is present at a meeting at least two (2) representatives appointed by each Party. Each Joint Committee shall take action by consensus of the representatives present at a meeting at which a quorum exists, with each Party having a single vote irrespective of the number of representatives of such Party in attendance, or by a written resolution signed by at least two (2) representatives appointed by each Party. Employees or consultants of either Party that are not representatives of the Parties on a Joint Committee may attend meetings of such Joint Committee; provided, however, that such attendees: (i) shall not vote or otherwise participate in the decision-making process of the Joint Committee; (ii) shall not be counted when determining whether a quorum exists at any such meeting; and (iii) shall be bound by obligations of confidentiality and non-disclosure equivalent to those set forth in Article 12. A Party’s representative on the JSC may also serve as such Party’s representative on the JRC and vice versa; provided, that such representative has the requisite experience and seniority to enable such person to make decisions on behalf of such Party with respect to the issues falling within the jurisdiction of the relevant Joint Committee.

4.4          Dispute Resolution.

(a)        JSC. If after reasonable discussion and good fair consideration of each Party’s view on a particular matter before the JSC and within the scope of its authority, the representatives of the Parties on the JSC cannot reach consensus as to such matter in accordance with Section 4.3(b) within [***] Business Days after such matter was brought to the JSC for resolution or after such matter has been referred to the JSC in accordance with Section 4.4(b), then either Party may refer such disagreement to the Senior Officers for resolution. If the Senior Officers cannot resolve such matter within [***] Business Days after such matter has been referred to them in accordance with this Section 4.4(a) then [***]. Notwithstanding the foregoing, [***] shall have the final decision-making authority, during [***], with respect to [***]; provided, that [***]. If the Parties are unable to reach such mutual agreement within [***] days after the Parties initiate discussions, then either Party may escalate the matter to the Parties’ Senior Officers for resolution in accordance with Section 18.5(a). If the Senior Officers cannot resolve such matter in accordance with Section 18.5(a), then [***]. For clarity, each supply agreement entered into pursuant to Section 7.2 shall detail the Parties’ respective final decision-making authority with respect to all matters that specifically relate to Manufacturing of any applicable Licensed Product(s) covered by such supply agreement.

(b)        JRC. If, after reasonable discussion and good faith consideration of each Party’s view on a particular matter before the JRC and within the scope of its authority, the representatives of the Parties on the JRC cannot reach consensus as to such matter in accordance with Section 4.3(b) within [***] Business Days after such matter was brought to the JRC for resolution, then such disagreement shall be referred to the JSC for resolution pursuant to Section 4.4(a).

(c)        Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights, powers, or discretion is expressly provided for in this Agreement or the Parties expressly so agree in writing. No Joint Committee shall have the power to amend, modify, or waive compliance with this Agreement, which may only be amended, modified, or waived as provided in Section 18.7.

4.5          Alliance Managers. Promptly following the Effective Date, each Party shall appoint (and notify the other Party of the identity thereof in writing) one (1) senior representative having a general understanding of vaccine Research, Development, and Commercialization to act as its alliance manager under this Agreement (each, an “Alliance Manager”). The Alliance Managers shall serve as the contact point between the Parties and will be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination, and collaboration between the Parties, including: (a) facilitating periodic communications between the Parties in connection with the Parties’ reporting requirements; (b) providing single-point communication for seeking

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

consensus both internally within the respective Party’s organization and together regarding key global strategy and planning issues, as appropriate, including facilitating review of external corporate communications; (c) raising cross-Party or cross-functional disputes in a timely manner; and (d) consulting with: (i) the JSC Co-Chairs, in accordance with Section 4.1(b), and (ii) the JRC Co-Chairs, in accordance with Section 4.2(b). Each Alliance Manager may be member of a Joint Committee and vice versa; provided, that such Alliance Manager has the requisite experience and seniority to enable such person to make decisions on behalf of such Party with respect to the issues falling within the jurisdiction of the relevant Joint Committee. From time to time, each Party may substitute its Alliance Manager at any time upon written notice to the other Party.

4.6          Costs of Governance. The Parties agree that the costs incurred by each Party in connection with its participation at any meetings under this Article 4 shall be borne solely by such Party.

5.            TECHNOLOGY TRANSFERS

5.1          Disclosure of Know-How. To the extent not already provided prior to the Effective Date, each Party shall promptly provide to the other Party access to all documents and materials containing the Hookipa Know-How and Know-How included within the Gilead Background Intellectual Property or Gilead Improvements as shall be reasonably requested by the other Party and as necessary or useful to exercise its rights or fulfill its obligations under this Agreement, including to undertake the activities assigned to it under the Research Plan and the activities of Gilead in connection with the Development, Manufacture, and Commercialization of Licensed Products, except for any Hookipa Know-How relating to the Manufacture of Licensed Products and addressed in Section 7.5.

5.2          Consultation and Assistance. Unless otherwise agreed by the Parties, the Party granting such access pursuant to Section 5.1 shall further provide reasonable consultation and assistance to the other Party for the purpose of transferring the respective Know-How to the other Party to the extent necessary or useful for the purposes set forth in Section 5.1. The Parties agree that each Party shall provide such reasonable consultation and assistance to the other Party free of charge, it being understood that such free consultation and assistance provided by one (1) Party to the other Party shall not exceed a total amount of [***] hours of work. Any consultation and assistance exceeding such cap amount of hours shall be charged by the Party providing such consultation and assistance to the other Party at the FTE Rate (in the case of Hookipa providing consultation and assistance) or in accordance with its standard intercompany rates (in the case of Gilead providing consultation and assistance). Any consultation and assistance to be provided, if provided in person at the other Party’s facilities or any other place as may be mutually agreed by the Parties, shall be provided subject to the payment of reasonable and documented travel and living expenses associated with the provision of such consultation and assistance by the Party granting such access.

5.3          Materials Transfer. From time to time during the Term, at the reasonable request of Gilead, Hookipa shall provide to Gilead or its designated Affiliate reasonable quantities of any biological materials generated by use of the Licensed Technology in Hookipa’s possession and Control as required by Gilead in connection with activities under this Agreement. Gilead shall reimburse Hookipa at the FTE Rate for the documented costs of any FTEs and Out-of-Pocket Costs reasonably incurred by Hookipa for the manufacturing or supply of such biological materials by Hookipa within [***] days after Gilead’s receipt of an invoice therefor from Hookipa.

5.4          Regulatory Transfer. On a Development-Ready Licensed Product-by-Development-Ready Licensed Product basis, promptly following the JSC’s approval of such Licensed Product as Development-Ready in accordance with Section 2.3, Hookipa shall, and hereby does, assign and transfer to Gilead (or Gilead’s designee) all of Hookipa’s right, title, and interest in and to all Regulatory Approvals, Regulatory Filings, and related submissions, if any, owned by Hookipa or its Affiliates that relate to such Development-Ready Licensed Product, including any IND filed by Hookipa with respect to such Development-Ready Licensed Product, as well as copies of all results generated by or on behalf of Hookipa during its performance of the applicable Program relating to such Development-Ready Licensed Product. Gilead shall reimburse Hookipa and its Affiliates for their reasonable Out-of-Pocket Costs attributable to such assignment and transfer. Hookipa’s obligation to disclose and transfer such Development and regulatory data is limited to the disclosure of the data, information, and reports in the form, format, and quality as reasonably available to Hookipa; in no event shall Hookipa be obliged to translate, summarize, re-arrange, re-format, compile, correct, enhance, evaluate, interpret, or otherwise undertake secondary review of any such Development or regulatory data and any such activities, if required for the Development, Manufacture, or Commercialization of Licensed Products in the Field in the Territory, shall be the sole responsibility of Gilead. If Hookipa, upon request of Gilead, agrees to perform such activities, Hookipa shall be reimbursed for the internal costs thereof by Gilead at the FTE Rate.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.            DEVELOPMENT AND REGULATORY MATTERS

6.1          Development. From and after the date that a Licensed Product becomes Development-Ready, Gilead shall be solely responsible for conducting all Development activities with respect to such Licensed Product, [***].

6.2          Development Reports. From and after the date that a Licensed Product becomes Development-Ready, Gilead shall provide to Hookipa within [***] days after the end of each Calendar Year a written report which summarizes [***]. Each report shall be compiled and reported in English and shall be the Confidential Information of Gilead. If, within [***] days of Hookipa’s receipt of a written report pursuant to this Section 6.2. Hookipa provides Gilead written notice that it wishes to discuss such written report, then Gilead shall make available to Hookipa, [***].

6.3          Development Diligence.

(a)          HBV Licensed Products. Beginning at such time as the first HBV Licensed Product becomes Development-Ready, Gilead shall itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Develop for purposes of achieving Regulatory Approval [***] HBV Licensed Product in: [***].

(b)          HIV Licensed Products. Beginning at such time as the first HIV Licensed Product becomes Development-Ready, Gilead shall itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Develop for purposes of achieving Regulatory Approval [***] HIV Licensed Product in: [***].

(c)          Gilead’s Discretion. For clarity, subject to compliance with the foregoing in this Section 6.3, the Development of Licensed Products shall be in Gilead’s sole discretion.

6.4          Regulatory.

(a)          General Responsibility, From and after the Effective Date, as between the Parties, Gilead shall be responsible for: (i) preparing and submitting to applicable Regulatory Authorities all Regulatory Documentation, including INDs, for Licensed Products; (ii) obtaining and maintaining all Regulatory Approvals for Licensed Products; and (iii) conducting communications with the Regulatory Authorities for the Licensed Products.

(b)          Support by Hookipa. As between the Parties, during each Collaboration Term, Hookipa shall be responsible for preparing all non-clinical and CMC reports, in each case, as reasonably required by Gilead for inclusion in any IND filing for a Licensed Product arising from each Program. Hookipa shall prepare all such reports, and provide Gilead with copies of any such reports, in each case, in a timely manner to permit Gilead to make such IND filings without delay. Without limiting the foregoing, Hookipa shall support Gilead as may be reasonably necessary in connection with Gilead’s preparation of Regulatory Documentation under each Program during the applicable Collaboration Term. Gilead shall reimburse Hookipa for the documented costs of any FTEs (at the FTE Rate) and Out-of-Pocket Costs reasonably incurred by Hookipa in carrying out such preparation and support activities pursuant to and in accordance with Sections 9.6(a) or 9.6(b), as applicable.

(c)          Ownership. Subject to Section 14.1(g), all Regulatory Documentation generated under this Agreement, including in the course of the Programs, shall be owned by and held in the name of Gilead or its designee.

(d)          Communication with Regulatory Authorities. Gilead shall have the exclusive right to correspond or communicate with Regulatory Authorities regarding the Licensed Products and other regulatory matters under this Agreement. Unless required by Applicable Law, Hookipa, its Affiliates, and its permitted subcontractors shall not correspond or communicate with Regulatory Authorities regarding any Licensed Product without first, in each case, obtaining Gilead’s prior written consent, either during or after the applicable Collaboration Term for a Program; provided, that, upon Gilead’s request, Hookipa or its Affiliates shall attend any meeting with a Regulatory Authority regarding any Licensed Product. If Hookipa, its Affiliates, or its permitted subcontractors receive any correspondence or other communication from a Regulatory Authority regarding a Licensed Product, Hookipa shall provide Gilead with access to or copies of all such material written or electronic correspondence promptly after its receipt.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.5          Pharmacovigilance. Prior to the [***], the Parties shall agree upon and implement a procedure for the mutual exchange of adverse event reports and safety information associated with the Licensed Products. Details of the operating procedure respecting such adverse event reports and safety information exchange shall be the subject of a mutually-agreed written pharmacovigilance agreement between the Parties which shall be entered into within the same period.

6.6          Compliance. Each Party agrees that in performing its obligations under this Agreement, it: (a) shall comply with all Applicable Law, including applicable current international regulatory standards, such as GMP, GLP, GCP, and other rules, regulations, and requirements; and (b) shall not employ or use any person that has been debarred under Sections 306(a) or 306(b) of the U.S. Federal Food, Drug and Cosmetic Act (the “FDCA”).

6.7          Regulatory Notices. In the event that: (a) based on the results of an audit or inspection by a Regulatory Authority of any facility of a Party (including its CRO or CMO, subject to the terms of such Party’s contract with such CRO or CMO) involved in the Research, Development, or Manufacture of a Licensed Product, a Regulatory Authority notifies such Party in writing of a finding; or (b) a Regulatory Authority takes, or gives notice in writing of its intent to take, any regulatory action with respect to any activity of a Party, in each case ((a) or (b)), which finding or action would reasonably be expected to have a material adverse effect on, with respect to Hookipa, its activities under any Research Plan or Manufacture of a Licensed Product or, with respect to Gilead, any activities under any Research Plan or the Research, Development, Manufacture, or Commercialization of a Licensed Product, such Party shall promptly notify the other Party thereof and provide a copy of such notice or summary of such action taken, as applicable. Such notice, finding, action, and all information related thereto shall constitute the Confidential Information of the disclosing Party. Notwithstanding the foregoing: (i) if such Party determines that it may be required by Applicable Law to make a public disclosure of such notice, finding, or action, then the disclosure obligations under this Section 6.7 shall be tolled until such public announcement has been made or such Party determines that such a public disclosure is not required; and (ii) this Section 6.7 shall terminate and be of no further force or effect, on a Licensed Product-by-Licensed Product basis, following First Commercial Sale of such Licensed Product.

7.            MANUFACTURING

7.1          Hookipa Supply. Hookipa shall, directly or through a contract manufacturing organization reasonably acceptable to Gilead, Manufacture and supply Lymphocytic Choriomeningitis Virus- and Pichinde Vims-based vectors and each Licensed Vaccine to the extent necessary for the Parties to carry out their respective Research activities under the Research Plans.

7.2          Supply Agreement; Initial Manufacturing Technology Transfer. Prior to the initiation of IND-Enabling Studies with respect to any Licensed Product, the Parties shall conduct good-faith discussions regarding the terms of a supply agreement (and a corresponding quality agreement with customary terms and conditions) pursuant to which Hookipa would supply such Licensed Product [***] (which shall not also be subject to Gilead’s reimbursement obligations set forth in Section 9.6) to Gilead for use in Gilead’s post-IND Development activities hereunder through completion of the first Proof of Concept Clinical Trial for such Licensed Product.

7.3          Manufacturing. Subject to Sections 7.1 and 7.2 and the Parties’ rights and responsibilities in connection with the Programs as provided in the Research Plans, Gilead and its Affiliates or its designated sublicensees shall be solely responsible, [***], for the Manufacture of the Licensed Products being Developed or Commercialized under this Agreement.

7.4          Manufacturing Know-How and Assistance. In addition to its obligations under Section 7.2, during the Term, Hookipa shall fully cooperate with and provide assistance to Gilead or its designee, through documentation, consultation, and face-to-face meetings, to enable Gilead or its designee, in an efficient and timely manner, to proceed with Manufacturing of the Licensed Products and to obtain all appropriate Regulatory Approvals for Manufacturing of Licensed Products. Gilead shall reimburse Hookipa at the FTE Rate for the documented costs of any FTEs and Out-of-Pocket Costs reasonably incurred by Hookipa in carrying out such support activities and assistance within [***] days after Gilead’s receipt of an invoice therefor from Hookipa.

7.5          Subsequent Manufacturing Technology Transfer. No later than [***] months prior to the completion of the first Proof of Concept Clinical Trial for a Licensed Product (or earlier, at Gilead’s option), Hookipa shall: (a) provide access to Gilead or its designee to copies of all Hookipa Know-How and other Know-How as of the date of transfer that is necessary or reasonably useful for Gilead, or its designee, to Manufacture such Licensed Product; and (b) assign (to the extent requested by Gilead) to Gilead any contract manufacturing agreements with any Third Party contract manufacturer relating to such Licensed Product; provided, that, to the extent the services provided under any contract manufacturing agreements existing and in effect as of the Effective Date are also for products other than such Licensed Product, Hookipa shall use commercially reasonable efforts to promptly amend or otherwise

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

modify such agreements so that such agreements can be assigned to Gilead as contemplated hereunder. In addition, upon written request of Gilead, Hookipa shall provide to Gilead or its designee consultation and technical assistance as reasonably requested for Gilead to Manufacture, itself or through a Third Party, such Licensed Product. Gilead shall reimburse Hookipa at the FTE Rate for the documented costs of any FTEs and Out-of-Pocket Costs reasonably incurred by Hookipa in carrying out such transfer(s), consultation, and assistance within [***] days after Gilead’s receipt of an invoice therefore from Hookipa.

8.            COMMERCIALIZATION

8.1          Commercialization. From and after the Effective Date, Gilead shall be solely responsible for Commercializing Licensed Products, [***].

8.2          Commercialization Diligence.

(a)          HBV Licensed Products. Gilead shall itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Commercialize following Regulatory Approval [***] HBV Licensed Product in the Field in: [***].

(b)          HIV Licensed Products. Gilead shall itself, or through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Commercialize following Regulatory Approval [***] HIV Licensed Product in the Field in: [***].

(c)          Gilead’s Discretion. For clarity, subject to compliance with the foregoing in this Section 8.2, the Commercialization of the Licensed Products shall be in Gilead’s sole discretion.

9.            FINANCIAL PROVISIONS

9.1          Upfront Payment. In consideration of the licenses and rights granted to Gilead hereunder, Gilead shall pay to Hookipa a non-refundable, non-creditable, one (1)-time upfront payment of Ten Million USD ($10,000,000) within [***] days after the Effective Date.

9.2          Milestone Payments. In further consideration of the Research activities performed by or on behalf of Hookipa (Sections 9.2(a) and 9.2(b)) and the licenses and rights granted to Gilead hereunder (Sections 9.2(c) and 9.2(d), subject to the allocation set forth in Section 9.9), the following Milestone Payments shall become due and payable by Gilead to Hookipa in accordance with the following terms and conditions. All payments to be made pursuant to this Section 9.2 shall be made as provided in Article 10.

(a)          HBV Pre-Clinical Milestones.

(i)           Following Hookipa’s delivery to Gilead of [***], in each case, in compliance with the HBV Research Plan, Gilead shall pay Hookipa a one (1)-time payment of [***] for each [***]. The HBV Research Plan shall detail: (A) [***]; and (B) [***], each of which (both (A) and (B)) must be delivered as a package by Hookipa to Gilead in order for Gilead’s Milestone Payment obligation under this Section 9.2(a)(i) to become due and payable. For clarity, the HBV Research Plan may provide for [***] to be delivered by Hookipa to Gilead in accordance with this Section 9.2(a)(i) and, in such case, Gilead’s Milestone Payment obligation under this Section 9.2(a)(i) shall apply to each such package.

(ii)          Gilead shall pay Hookipa a one (1)-time payment of [***] after [***]. The HBV Research Plan shall detail the [***] in order for Gilead’s Milestone Payment obligation under this Section 9.2(a)(ii) to be become due and payable.

(b)          HIV Pre-Clinical Milestones.

(i)           Following Hookipa’s delivery to Gilead of [***], in each case, in compliance with the HIV Research Plan, Gilead shall pay Hookipa a one (1)-time payment of Two Hundred Thousand USD ($200,000) for each [***]. The FIIV Research Plan shall detail: (A) [***]; and (B) [***], each of which (both (A) and (B)) must be delivered as a package by Hookipa to Gilead in order for Gilead’s Milestone Payment obligation under this Section 9.2(b)(i) to become due and payable. For clarity, the HIV Research Plan may provide for [***] to be delivered by Hookipa to Gilead in accordance with this Section 9.2(b)(i) and, in such case, Gilead’s Milestone Payment obligation under this Section 9.2(b)(i) shall apply to each such package.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(ii)          Gilead shall pay Hookipa a one (1)-time payment of [***] after [***]. The HIV Research Plan shall detail the [***] in order for Gilead’s Milestone Payment obligation under this Section 9.2(b)(ii) to be become due and payable.

(c)          Development Milestones. Gilead shall pay Hookipa the following one (l)-time Milestone Payments under this Section 9.2(c) upon the first achievement of the corresponding development milestone event for: (i) the first HBV Licensed Product to achieve the corresponding development milestone event; and (ii) the first HIV Licensed Product to achieve the corresponding development milestone event. For avoidance of doubt, the total Milestone Payments that may become due and payable under this Section 9.2(c) shall not exceed Two Hundred Eighty Million USD ($280,000,000).

(i)           HBV Licensed Product.

Development Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(ii)          HIV Licensed Product.

Development Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(d)          Commercial Milestones. Gilead shall pay Hookipa the following one (l)-time Milestone Payments under this Section 9.2(d) upon the first achievement of the corresponding commercial milestone event for the first HBV Licensed Product and for the first HIV Licensed Product. For avoidance of doubt, the total Milestone Payments that may become due and payable under this Section 9.2(d) shall not exceed One Hundred Million USD ($100,000,000).

(i)           HBV Licensed Product.

Commercial Milestone Event	Milestone Payment
Annual Net Sales of an HBV Licensed Product > [***]	[***]
Annual Net Sales of an HBV Licensed Product > [***]	[***]

(ii)          HIV Licensed Product.

Commercial Milestone Event	Milestone Payment
Annual Net Sales of an HIV Licensed Product > [***]	[***]
Annual Net Sales of an HIV Licensed Product > [***]	[***]

9.3          Royalty Payments.

(a)          Royalty Rates. In further consideration of the licenses and rights to Gilead hereunder, during each applicable Royalty Term, Gilead shall make the following royalty payments under this Section 9.3 to Hookipa, on a Licensed Product-by-Licensed Product basis, based on the aggregate annual Net Sales of such Licensed Product in the Territory. For clarity, the royalty payments: (i) shall be calculated separately with respect to each Licensed Product; and (ii) shall be payable only once with respect to the same unit of Licensed Product. All payments made pursuant to this Section 9.3 shall be made as provided in Article 10.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(i)           HBV Licensed Product.

Portion of Annual Net Sales in the Following Range	Royalty Rate
[***] up to [***]	[***]
[***] up to [***]	[***]
[***] up to [***]	[***]
[***] and greater	[***]

(ii)          HIV Licensed Product.

Portion of Annual Net Sales in the Following Range	Royalty Rate
[***] up to [***]	[***]
[***] up to [***]	[***]
[***] and greater	[***]

(b)          Royalty Terms.

(i)           The royalty payments described in this Section 9.3 with respect to HBV Licensed Products sold in the Territory shall be payable on an HBV Licensed Product-by-HBV Licensed Product and country-by-country basis, commencing upon the First Commercial Sale of an HBV Licensed Product in a country in the Territory and expiring upon the latest of: (A) [***] years after the First Commercial Sale of such HBV Licensed Product in such country; (B) the expiration of the last-to-expire Valid Claim of a Patent Right within the Licensed Technology in such country that would be infringed by the sale of such HBV Licensed Product in such country in the absence of the licenses granted to Gilead under this Agreement; or (C) the expiration of any Regulatory Exclusivity in such country with respect to such HBV Licensed Product (the “HBV Royalty Term”).

(ii)          The royalty payments described in this Section 9.3 with respect to HIV Licensed Products sold in the U.S. shall be payable, on an HIV Licensed Product-by-HIV Licensed Product basis, commencing upon the First Commercial Sale of an HIV Licensed Product in the U.S. and expiring upon the latest of: (A) [***] years after the First Commercial Sale of such HIV Licensed Product in the U.S.; (B) the expiration of the last-to-expire Valid Claim of a Patent Right within the Licensed Technology in the U.S. that would be infringed by the sale of such HIV Licensed Product in the U.S. in the absence of the licenses granted to Gilead under this Agreement; or (C) the expiration of any Regulatory Exclusivity in the U.S. with respect to such HIV Licensed Product (the “U.S. HIV Royalty Term”).

(iii)         The royalty payments described in this Section 9.3 with respect to HIV Licensed Products sold in a country in the ROW shall be payable, on an HIV Licensed Product-by-HIV Licensed Product and country-by-country basis, commencing upon the First Commercial Sale of a HIV Licensed Product in a country in the ROW and expiring upon the latest of: (A) [***] years after the First Commercial Sale of such HIV Licensed Product in such country; (B) the expiration of the last-to-expire Valid Claim of a Patent Right within the Licensed Technology in such country that would be infringed by the sale of such HIV Licensed Product in such country in the absence of the licenses granted to Gilead under this Agreement; or (C) the expiration of any Regulatory Exclusivity in such country with respect to such HIV Licensed Product (the “ROW HIV Royalty Term”) (each of the HBV Royalty Term, the U.S. HIV Royalty Term, and the ROW HIV Royalty Term, a “Royalty Term” and, collectively, the “Royalty Terms”).

9.4          Royalty Step-Down.

(a)          U.S.

(i)           For any period during the applicable Royalty Term, if such Royalty Term continues in the U.S.: (A) with respect to the HBV Royalty Term, solely by virtue of Section 9.3(b)(i)(A) or Section 9.3(b)(i)(C); or (B) with respect to the U.S. HIV Royalty Term, solely by virtue of Section 9.3(b)(ii)(A) or Section 9.3(b)(ii)(C), then the royalty rates under Section 9.3 applicable to Net Sales of such Licensed Product in the U.S. during such period shall be reduced by an amount equal to [***] of such royalty rates under Section 9.3.

(ii)          If, during the applicable Royalty Term, Loss of Market Exclusivity with respect to a Licensed Product occurs in the U.S., then the royalty rates under Section 9.3 applicable to Net Sales of such Licensed Product in the U.S. for the remainder of the applicable Royalty Term, as may be adjusted by Section 9.4(a)(i) shall be reduced by an amount equal to [***] of the royalty rates under Section 9.3.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)          ROW. For any period during the applicable Royalty Term, if such Royalty Term continues in any country in the ROW: (i) (A) with respect to the HBV Royalty Term, solely by virtue of Section 9.3(b)(i)(A) or Section 9.3(b)(i)(C); or (B) with respect to the ROW HIV Royalty Term, solely by virtue of Section 9.3(b)(iii)(A) or Section 9.3(b)(iii)(C); and (ii) Loss of Market Exclusivity with respect, to a Licensed Product occurs in such country, then the royalty rates under Section 9.3 applicable to Net Sales of such Licensed Product in such country for the remainder of the applicable Royalty Term shall be reduced by [***] of such royalty rates under Section 9.3, [***].

9.5          Third Party Obligations.

(a)          Subject to Section 9.5(c) in the event that Hookipa enters into an agreement with a Third Party after the Effective Date pursuant to which Hookipa in-licenses or otherwise acquires Control of Patent Rights, Know-How, or other intellectual property rights that would constitute Licensed Technology for purposes of this Agreement, then Hookipa shall promptly provide Gilead with notice and a copy of the applicable license or other agreement with the Third Party, together with a schedule of obligations under any such Hookipa Third Party Agreement applicable to sublicensees, including any payment obligations: (A) specifically attributable to the grant of a sublicense to Gilead to the Patent Rights, Know-How, or other intellectual property rights that would constitute Licensed Technology for purposes of this Agreement; or (B) arising thereunder solely as a result of Gilead’s activities under this Agreement in its capacity as a sublicensee of Hookipa under such Hookipa Third Party Agreement (such payment obligations pursuant to (A) and (B), collectively the “Sublicense Payments”). Within [***] days following receipt of such notice, Gilead shall decide, in its sole discretion, whether or not to accept such Patent Rights, Know-How, or other intellectual property as Licensed Technology licensed under this Agreement and provide Hookipa written notice of such decision. In the event of acceptance: (i) such Patent Rights, Know-How, or other intellectual property shall constitute Licensed Technology licensed to Gilead under this Agreement; (ii) such agreement shall thereafter be included within the definition of Hookipa Third Party Agreements; (iii) Gilead shall be responsible for all Sublicense Payments; and (iv) Schedule 9.5(a) shall be deemed amended to add such schedule of obligations applicable to sublicensees and Gilead, in its capacity as a sublicensee, shall be obligated to comply with such obligations. In the event that Gilead does not accept such Third Party agreement as a Hookipa Third Party Agreement (including by failing to respond within such [***]-day period): (x) Gilead and its Affiliates shall have no obligations with respect to such Third Party agreement; and (y) Hookipa shall have no obligation to grant any rights to Gilead under such Third Party agreement.

(b)          Notwithstanding Section 9.5(a), Hookipa shall remain solely responsible for the payment of royalties, milestones, and other payment obligations under the Hookipa Third Party Agreements set forth on Schedule 9.5(a), as in effect on the Effective Date. All such payments shall be made promptly by Hookipa in accordance with the terms of the applicable Hookipa Third Party Agreement.

(c)          In the event that Gilead reasonably determines that any Patent Rights, Know-How, or other intellectual, property rights owned or otherwise Controlled by a Third Party are necessary or useful in order to Develop, Manufacture, or Commercialize a Licensed Product, then [***]. Following such discussion, Gilead shall have the right to enter into a license agreement or otherwise acquire rights to such Patent Rights, Know-How, or other intellectual property (including by way of settlement of litigation) and to deduct from [***] due to Hookipa on such Licensed Product under this Agreement pursuant to Section 9.3, with respect to a given [***] of any and all payments actually paid by Gilead to such Third Party with respect to such Licensed Product. Gilead shall keep Hookipa reasonably informed with respect to Gilead’s negotiations for such license with such Third Party licensor and shall use good-faith efforts to [***]. Notwithstanding the foregoing, including in the event that Gilead enters into multiple licenses with multiple Third Party licensors, in no event shall any royalty payments pursuant to Section 9.3 due to Hookipa on such Licensed Product in a [***] be reduced, taking into account also any reductions pursuant to Section 9.4, by more than [***] of the amount that would otherwise be due hereunder (the “Payment Floor”). Any such amounts payable for a license to Patent Rights, Know-How, or other intellectual property [***] which are not fully recovered in a [***] in accordance with this Section 9.5(c) as a result of the application of the Payment Floor or otherwise may be carried forward, and Gilead may deduct such carried-forward amount from subsequent [***] due to Hookipa with respect to the applicable Licensed Product until the full amount that Gilead was entitled to deduct is deducted. For clarity, no deductions from [***] due to Hookipa on any Licensed Products under this Agreement pursuant to Section 9.3 shall be made pursuant to this Section 9.5(c) with respect to any amounts payable by Gilead for licenses granted by a Third Party to Gilead for any Patent Rights, Know-How, or other intellectual property rights owned or otherwise Controlled by a Third Party that have been concluded on or prior to the Effective Date.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

9.6          Research Funding.

(a)          During each Collaboration Term and in connection with any wind-down activities contemplated by Section 13.4. Gilead shall reimburse Hookipa for all Out-of-Pocket Costs actually incurred (with no markup) by Hookipa in connection with the applicable Program, to the extent specifically contemplated in the applicable Research Plan and in accordance with the applicable Research Budget. Gilead shall reimburse the undisputed amount of such Out-of-Pocket Costs incurred in a [***] within [***] days after receipt from Hookipa of an invoice therefor issued within [***] days after the end of such [***].

(b)          During each Collaboration Term for a Program, Gilead shall reimburse Hookipa at the FTE Rate for the costs of any FTEs (not to exceed the number of FTEs specified in the applicable Research Plan for such Program for any period without first obtaining, in each case, Gilead’s prior written consent) actually performing activities allocated to Hookipa under such Research Plan. Hookipa shall provide to Gilead, within [***] days after the end of each [***] during each Collaboration Term, a report indicating the number of FTEs actually provided by Hookipa with respect to each Program during such [***], Hookipa shall use standard industry systems and processes to record the number of hours and FTEs actually applied to each Program, which systems and processes shall be consistently and equitably applied to all Hookipa research programs with Third Parties. Gilead shall reimburse Hookipa the undisputed amount for such FTE costs incurred in a [***] within [***] days after receipt from Hookipa of an invoice therefor issued within [***] days after the end of each [***].

(c)          For clarity, Gilead shall not be obligated to reimburse Hookipa for any costs or expenses incurred by Hookipa in the course of its activities under the Programs, other than: (i) those costs and expenses expressly identified in this Section 9.6 or elsewhere in this Agreement; (ii) reimbursement for the supply of Licensed Products to Gilead in accordance with the terms of any supply agreement entered into by the Parties pursuant to Section 7.2; or (iii) any other costs and expenses approved by Gilead in writing in advance.

9.7          No Projections. Each of Hookipa and Gilead hereby acknowledges and agrees that nothing in this Agreement shall be construed as representing an estimate or projection of anticipated sales of any Licensed Product, and that the Milestones and Net Sales levels set forth above or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define the Milestone Payments and royalty obligations to Hookipa in the event such Milestones or Net Sales levels are achieved, NEITHER HOOKIPA NOR GILEAD MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP, OBTAIN REGULATORY APPROVAL FOR, OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT ANY PARTICULAR NET SALES LEVEL OF SUCH LICENSED PRODUCT WILL BE ACHIEVED.

9.8          Non-Refundable and Non-Creditable Payments. Notwithstanding the non-refundable or non-creditable nature of any payments hereunder, but subject to the limitations set forth in Section 16.5 nothing in this Agreement shall limit either Party’s rights to assert or obtain damages for breach of this Agreement, including damages calculated based on the payments made under this Agreement.

9.9          Allocation of Payment Values.

(a)          The Parties agree and acknowledge that: (i) the Licensed Technology comprises Patent Rights, Know-How, and other intellectual property rights both owned by Hookipa and in-licensed by Hookipa from Third Parties under the Hookipa Third Party Agreements set forth in Schedule 9.5(a), as in effect on the Effective Date; and (ii) Hookipa has certain payment obligations to Third Parties under such Hookipa Third Party Agreements based on amounts payable by Gilead to Hookipa under this Agreement in consideration for Hookipa’s grant of a respective sublicense to Gilead in accordance with Section 3.1(a).

(b)          To enable Hookipa to correctly calculate the payments due to its Third Party licensors under the Hookipa Third Party Agreements and solely for this purpose, and in acknowledgement that the payments set forth in Sections 9.1, 9.2(c), 9.2(d), and 9.3 are paid in consideration of a license or, as applicable, sublicense to Gilead under the Licensed Technology in its entirety, the Parties agree that the payments set forth in Sections 9.1, 9.2(c), 9.2(d), and 9.3 shall be allocated to the various components of Licensed Technology as follows: (i) [***].

(c)          Notwithstanding Sections 9.9(a) and 9.9(b), the Parties agree and acknowledge that one (1) or more of the intellectual property rights comprised by the Licensed Technology may become irrelevant for a given Licensed Product in course of the Research, Development, Manufacture, or Commercialization undertaken under this Agreement. The Parties shall discuss from time to time at the JSC whether any Patent Rights, Know-How, or other intellectual property rights comprised by the Licensed

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Technology are no longer relevant for further Research, Development, Manufacture, or Commercialization of a Licensed Product, including whether an adjusted allocation of the payments set forth in Sections 9.1, 9.2(c), 9.2(d), and 9.3 to the various components of Licensed Technology is advisable. Upon the Parties’ mutual agreement, if any, on such adjusted allocation, Hookipa will calculate the participation payments due to its Third Party licensors in accordance with such adjusted allocation.

(d)          For the avoidance of doubt, the Parties further confirm that the payments set forth in Sections 9.2(a), 9.2(b), and 9.6 are paid as reimbursement of costs and expenses as well as in consideration of the Research work performed and results achieved by Hookipa, and not in consideration of a (sub)license grant.

10.          REPORTS AND PAYMENT TERMS

10.1        Reports; Payment Terms.

(a)          Gilead shall furnish to Hookipa a written notice of the achievement by Gilead, its Affiliates, or its sublicensees of a Milestone (other than a commercial milestone set forth in Section 9.2(d)) within [***] days after such Milestone has been achieved. After the receipt of any such notice, Hookipa shall submit an invoice to Gilead with respect to the corresponding Milestone Payment. Gilead shall pay such Milestone Payment within [***] days after receipt of such invoice.

(b)          During the period from the First Commercial Sale of any Licensed Product until the end of the last-to-expire Royalty Term, Gilead shall, within [***] days following the end of each [***] for which royalties are due: (i) furnish to Hookipa a written report, showing: (A) the aggregate Net Sales of each Licensed Product sold in each country during the relevant [***] in USD; (B) the royalties and, as the case may be, commercial milestones set forth in Section 9.2(d) which shall have accrued hereunder in respect of Net Sales; and (C) the exchange rates used in determining the amounts payable in USD; and (ii) pay such royalties and commercial milestones with respect to such [***] as set forth in such written report.

(c)          All payments shall be made by wire transfer to the credit of such bank account as may be designated by Hookipa in this Agreement or in writing to Gilead. Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

10.2        Currency; Adjustments to Payment Amounts.

(a)          All payments under this Agreement shall be payable in USD (including, for clarity, all payments based on amounts defined herein in currencies other than USD). With respect to sales of a Licensed Product and other amounts received or to be paid to a Third Party in a currency other than USD, such amounts and amounts payable shall be converted to USD using the exchange rate mechanism generally applied by Gilead in preparing its audited financial statements for the applicable [***], subject to Section 10.2(b); provided, that such mechanism is in compliance with Accounting Standards. Gilead shall inform Hookipa of any changes to its standard worldwide currency conversion methodology prior to any such changes becoming effective.

(b)          In the event that the exchange rate of USD to Euro as calculated in accordance with Section 10.2(a) (such exchange rate, the “Reference Exchange Rate”) is greater than [***] of the Base Exchange Rate or less than [***] of the Base Exchange Rate as of the last day of the [***] immediately preceding the reimbursement date for any FTEs or Out-of-Pocket Costs in accordance with this Agreement (the “Measurement Date”), the calculation for which is based on or requires, in whole or in part, the Reference Exchange Rate, such reimbursement shall be adjusted up or down, as applicable, to reflect the Reference Exchange Rate in effect on the Measurement Date. Gilead shall notify Hookipa of the Reference Exchange Rate as of the applicable Measurement Date by written notice delivered prior to or contemporaneously with delivery of such reimbursement.

10.3        Blocked Currency. If at any time legal restrictions in the Territory prevent the prompt remittance of any payments with respect to sales therein, Gilead shall have the right and option to make such payments by depositing the amount thereof in local currency to Hookipa’s account in a bank or depository designated by Hookipa in the Territory.

10.4        Taxes. Hookipa shall pay any and all taxes levied on account of any payments made to Hookipa under this Agreement. If any taxes are required to be withheld by Gilead, Gilead shall: (a) deduct such taxes from the payment made to Hookipa; (b) timely pay such taxes to the proper taxing authority; (c) send proof of payment to Hookipa; and (d) reasonably assist Hookipa in its efforts to obtain a credit for such tax payment. Each Party agrees to reasonably assist the other Party in lawfully claiming exemptions from or minimizing such deductions or withholdings under double taxation laws or similar circumstances.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.5        Late Payments. Any amount owed by a Party to the other Party under this Agreement that is not paid within the applicable time period set forth herein shall accrue interest at the rate per annum equal to the [***] as quoted on [***] (or if it no longer exists, a similarly authoritative source) plus rate per annum of [***] calculated on a [***] basis, or, if lower, the highest rate permitted under Applicable Law.

10.6        Records and Audit Rights.

(a)          Each Party shall keep complete, true, and accurate books and records in accordance with its Accounting Standards in relation to this Agreement, including, with respect to Gilead, its Affiliates, and its sublicensees, in relation to Net Sales, royalties, and Milestone Payments, and with respect to Hookipa, in relation to FTE efforts expended and Out-of-Pocket Costs incurred under the Programs or otherwise which Gilead is obligated to reimburse under this Agreement. Each Party or other selling entity shall keep such books and records for at least [***] years following the Calendar Year to which they pertain or for such longer period of time as required under any Applicable Law.

(b)          Each Party (the “Auditing Party”) shall have the right, once per [***] and at its own expense, to have an internationally recognized, independent, certified public accounting firm (the “Auditor”), selected by the Auditing Party and reasonably acceptable to the other Party (the “Audited Party”), review any such records of such other Party (either directly by the Auditing Party or through the Audited Party) in the location(s) where such records are maintained by the Audited Party upon reasonable written notice (which shall be no less than [***] days’ prior written notice) and during regular business hours and under obligations of strict confidence secured through a confidentiality agreement between the Auditor and the Audited Party, for the sole purpose of verifying the basis and accuracy of payments made and deductions taken within the [***] period preceding the date of the request for review. Records for any particular period may be audited only once.

(c)          In the event such audit leads to the discovery of a discrepancy to the Auditing Party’s detriment, the Audited Party shall, within [***] days after receipt of such report from the Auditor, pay any undisputed amount of the discrepancy. The Auditing Party shall pay the full cost of the audit unless the underpayment of amounts due or overpayment of amounts payable by the Auditing Party is greater than [***] of the amount due for the entire period being examined, in which case the Audited Party shall pay the reasonable cost charged by the Auditor for such review. Any undisputed overpayments by the Audited Party revealed by an examination shall be paid by the Auditing Party at the Audited Party’s discretion either: (i) as a credit against future payments owed; or (ii) within [***] days of the Auditing Party’s receipt of the applicable report.

(d)          Any disagreement regarding the results of any audit conducted under this Section 10.6 shall be [***].

11.          INTELLECTUAL PROPERTY RIGHTS

11.1        Ownership.

(a)          Background Intellectual Property. As between the Parties, and subject to the licenses granted under this Agreement, each Party retains all rights, tide, and interests in and to all Patent Rights, Know-How, and other intellectual property rights that such Party owns or otherwise Controls as of the Effective Date or that it develops or otherwise acquires after the Effective Date outside the performance of the activities under this Agreement, Without limiting the generality of the foregoing, as between the Parties, Gilead shall own all rights, title, and interests in and to the Gilead Background Intellectual Property, and Hookipa shall own all rights, title, and interest in and to the Hookipa Background Intellectual Property.

(b)          Improvements. As between the Parties, Gilead shall own all rights, title, and interests in and to the Gilead Improvements, and Hookipa shall own all rights, title, and interests in and to the Hookipa Technologies Improvements. Each Party shall and hereby does assign to the other Party any right, title, and interest it may have in any Improvement that is to be owned by the other Party pursuant to this Section 11.1, and agrees to execute such documents and take such other actions reasonably requested by the other Party to the extent necessary to give effect to the ownership allocation set forth in this Section 11.1.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)          Invention Protection. Each Party shall ensure that the employees, officers and independent contractors (excluding any sublicensees or subcontractors, each of whom are subject to Section 3.2) of such Party or its respective Affiliates performing activities under this Agreement shall, prior to commencing such work, be bound by written invention assignment obligations requiring: (i) prompt reporting of any Patent Rights, Know-How, or other intellectual property rights arising from such work; (ii) assignment to the applicable Party or Affiliate all of his or her rights, tide, and interests in and to any Patent Rights, Know-How, or other intellectual property rights arising from such work; (iii) cooperation in the Prosecution and Maintenance and enforcement of any Patent Right that is required to be assigned under this Agreement; and (iv) performance of all acts and signing, executing, acknowledging, and delivering any and all documents required for effecting the obligations and purposes of this Agreement.

11.2        Prosecution and Maintenance.

(a)          Background Intellectual Property. Gilead shall be solely responsible for the Prosecution and Maintenance of the Gilead Background Intellectual Property at Gilead’s sole cost and expense, and Hookipa shall be solely responsible for the Prosecution and Maintenance of the Hookipa Background Intellectual Property at Hookipa’s sole cost and expense.

(b)          Improvements; Licensed Technology.

(i)           Gilead shall be solely responsible for the Prosecution and Maintenance of the Patent Rights claiming or directed to the Gilead Improvements at Gilead’s sole cost and expense.

(ii)          Subject to Section 3.6, Hookipa shall, in consultation with Gilead, be responsible for Prosecution and Maintenance of Hookipa Patent Rights at Hookipa’s cost and expense. Hookipa shall use Commercially Reasonable Efforts to obtain appropriate patent protection with respect to claimed inventions that are supported by the relevant specification of each Hookipa Patent Right. Gilead shall reasonably cooperate with Hookipa in connection with the Prosecution and Maintenance of the Hookipa Patent Rights to the extent reasonably requested by Hookipa, including by providing reasonable access to relevant persons and executing all documentation reasonably requested by Hookipa. Hookipa shall consult with Gilead and keep Gilead reasonably informed of the status of such Hookipa Patent Rights, and provide copies of all relevant documents in a timely manner for Gilead’s review and comment, including any material reduction in scope, and shall reasonably consider and use reasonable efforts to incorporate any Gilead comments in good faith; provided, however, that Hookipa shall have the authority to make, in good faith, all final decisions relating to such matters.

(c)          Hookipa shall notify Gilead in writing of any decision not to file applications for, to cease Prosecution and Maintenance of, or to not continue to pay the expenses of Prosecution and Maintenance of, any Hookipa Patent Right, including any decision to abandon any pending patent application or issued patent within the Hookipa Patent Rights. Hookipa shall provide such notice at least [***] days prior to any relevant filing or payment due date, or any other due date that requires action, in connection with such Hookipa Patent Right or claim thereof. In such event, Hookipa shall permit Gilead, at Gilead’s sole discretion, cost, and expense, to file or to continue Prosecution and Maintenance of such Hookipa Patent Right, and if Gilead continues to prosecute and maintain such Hookipa Patent Right, the following shall apply, subject to Section 3.6:

(i)           Such Hookipa Patent Right shall remain in the ownership or otherwise in the Control of Hookipa and shall remain included in the definition of Hookipa Patent Rights for the purpose of this Agreement; provided, however, that, for purposes of this Agreement, all Valid Claims of such Hookipa Patent Right shall be deemed to have expired;

(ii)          Hookipa shall fully cooperate with Gilead in connection with the Prosecution and Maintenance of such Hookipa Patent Right to the extent reasonably requested by Gilead, including by providing reasonable access to relevant persons and executing all documentation reasonably requested by Gilead; and

(iii)         Gilead shall keep Hookipa reasonably informed of the status of such Hookipa Patent Right and shall notify Hookipa in writing at least [***] days prior to any relevant filing or payment due date of any decision not to file applications for, to cease Prosecution and Maintenance of, or to not continue to pay the expenses of Prosecution and Maintenance of, such Hookipa Patent Right, including any decision to abandon any pending patent application or issued patent within such Hookipa Patent Right, in which case Hookipa shall be entitled to re-assume the sole right for the Prosecution and Maintenance of such Hookipa Patent Right at its sole discretion, cost and expense.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

11.3        Enforcement.

(a)          Each Party shall promptly notify the other Party of any infringement, misappropriation, or other violation by a Third Party of any of the Licensed Technology of which it becomes aware, including any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability, or non-infringement with respect to the Licensed Technology (collectively, “Competing Infringement”).

(b)          Subject to Section 3.6, to the extent such Competing Infringement is related to Licensed Technology primarily related to HBV or HIV, Gilead shall have the first right (but not the obligation) to bring and control any legal action in connection with the Competing Infringement at its own expense as it reasonably determines appropriate, and Hookipa shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Gilead does not wish to bring an action or proceeding with respect to, or to otherwise terminate, any such infringement of any Licensed Technology, then it shall provide written notice thereof to Hookipa: (i) within [***] following the notice of alleged Competing Infringement; or (ii) prior to [***] months before the time limit, if any, specified under Applicable Laws for the filing of such actions, whichever comes first, then, upon receipt of such notice (or, if no such notice is provided by Gilead, upon the earlier of (i) and (ii)), Hookipa shall have the right (but not the obligation) to bring and control any such action at its own expense and by counsel of its own choice, and Gilead shall have the right, at its own expense, to be represented in any such action by counsel of its own choice; provided, however, that if Gilead notifies Hookipa in writing prior to [***] days before such time limit for the filing of any such action that Gilead intends to the such action before the time limit, then Gilead shall be obligated to the such action before the time limit and to reimburse Hookipa for its reasonable and documented costs and expenses (including reasonable attorneys’ and professional fees) incurred in connection with Hookipa’s preparation of such action, and Hookipa shall not have the right to bring and control such action.

(c)          At the request and expense of the Party prosecuting the relevant action pursuant to Section 11.3(b), the other Party shall provide reasonable assistance in connection therewith, including by executing reasonably appropriate documents, cooperating in discovery, and joining as a party to the action if required.

(d)          In connection with any proceeding pursuant to Section 11.3(b), the Party bringing and controlling an enforcement action shall not enter into any settlement admitting the invalidity of, or otherwise impairing the other Party’s rights in, the Licensed Technology without first obtaining, in each case, the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned, or delayed.

(e)          To the extent such Competing Infringement is related to Licensed Technology not primarily related to HBV or HIV, Hookipa shall have the first right (but not the obligation) to bring and control any legal action in connection with the Competing Infringement at its own expense as it reasonably determines appropriate, and Gilead shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If Hookipa fails to bring an action or proceeding with respect to, or to otherwise terminate, any such infringement of any Licensed Technology: (i) within [***] days following the notice of alleged Competing Infringement; or (ii) prior to [***] months before the time limit, if any, specified under Applicable Laws for the filing of such actions, whichever comes first, Gilead shall have the right (but not the obligation) to bring and control any such action at its own expense and by counsel of its own choice, and Hookipa shall have the right, at its own expense, to be represented in any such action by counsel of its own choice; provided, however, that if Hookipa notifies Gilead in writing prior to [***] days before such time limit for the filing of any such action that Hookipa intends to file such action before the time limit, then Hookipa shall be obligated to file such action before the time limit and to reimburse Gilead for its reasonable and documented costs and expenses (including reasonable attorneys’ and professional fees) incurred in connection with Gilead’s preparation of such action, and Gilead shall not have the right to bring and control such action.

11.4        Defense.

(a)          Each Party shall promptly notify the other Party of any actual or potential claim alleging that the Research, Development, Manufacture, or Commercialization of any Licensed Product infringes, misappropriates, or otherwise violates any Patent Rights, Know-How, or other intellectual property rights of any Third Party (“Third Party Infringement”). In any such instance, the Parties shall as soon as practicable thereafter discuss in good faith the best response to such notice of Third Party Infringement, and, subject to Section 3.6, Gilead shall have the first right (but not the obligation) to defend any such claim of Third Party Infringement, at Gilead’s sole discretion, cost, and expense, and Hookipa shall have the right to be represented in any such action by counsel of its own choice at Hookipa’s sole cost and expense.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)          If Gilead declines or fails to assert its intention to defend any such claim of Third Party Infringement within [***] days following receipt or, as applicable, sending of a notice pursuant to Section 11.4(a), then Hookipa shall have the right (but not the obligation) to defend such claim of Third Party Infringement at Hookipa’s sole discretion, cost and expense, and Gilead shall have the right to be represented in any such action by counsel of its own choice at Gilead’s sole cost and expense.

(c)          In no event shall either Party settle or otherwise compromise any Third Party Infringement by admitting that any Patent Right included within the Licensed Technology is invalid or unenforceable, unless explicitly approved by the other Party in writing. In the event that Gilead, subject to Hookipa’s prior approval, enters into any settlement with respect to any actual or potential claim of Third Party Infringement which includes the acceptance of any license to Patent Rights, Know-How, or other intellectual property rights owned or otherwise Controlled by any Third Party and necessary or useful for the Research, Development, Manufacture, or Commercialization of any Licensed Product, such settlement shall further be subject to Section 9.5(c).

11.5        Recovery. Subject to Section 3.6, any recovery received as a result of any action under Sections 11.3 or 11.4 shall be used in the following order: (a) to reimburse the Party taking legal action for the costs and expenses (including attorneys’ and professional fees) incurred in connection with such action (and not previously reimbursed); (b) to reimburse the Party not taking the lead in a legal action but which joins such legal action as provided herein, for the costs and expenses (including attorneys’ and professional fees) incurred in connection with such action (and not previously reimbursed); and (c) the remainder of the recovery shall be [***] and each such share shall be paid to or retained by a Party.

11.6        Trademarks. Gilead shall have the right to brand the Licensed Products using Gilead-related trademarks and any other trademarks and trade names it determines appropriate for each Licensed Product, which may vary by country or within a country (the “Product Marks”). Gilead shall own all rights, tide, and interests in and to the Product Marks and register and maintain the Product Marks in the countries and regions it determines reasonably necessary.

11.7        Patent Marking. To the extent commercially feasible and consistent with prevailing business and legal practices, Gilead shall mark, and shall cause its Affiliates and sublicensees to mark, all Licensed Products that are Manufactured or Commercialized under this Agreement with the number of each issued Hookipa Patent Right that specifically claims such Licensed Products.

11.8        Licensed Product Listings. With respect to filings in the FDA’s Orange Book or Purple Book or other similar filings or listings as may be applicable to a biologic or drug (and foreign equivalents) for issued patents for a Licensed Product, upon request by Gilead, Hookipa shall provide reasonable cooperation to Gilead in filing and maintaining any such listing and filings.

11.9        Patent Term Extensions. Subject to Section 3.6, upon Gilead’s request, Hookipa shall: (a) with respect to requests solely applicable to one (1) or more Licensed Products, cooperate in obtaining, but only to the extent such Patent Term Extensions do not impact Hookipa’s ability to obtain Patent Term Extensions based on approvals for any products other than the Licensed Products; and (b) with respect to all other request, consider in good-faith whether to obtain, in each case, patent term restoration (including under the Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and patent term extensions (collectively, “Patent Term Extensions”) with respect to the Hookipa Patent Rights in any country or region within the Territory, where applicable, at Gilead’s sole cost and expense. Gilead acknowledges that Hookipa’s internal patent strategies and business considerations and obligations under any applicable Hookipa Third Party Agreements will be taken into account. If the Parties agree on a Patent Term Extension for a given Hookipa Patent Right, Hookipa shall provide all reasonable assistance requested by Gilead, including permitting Gilead to proceed with applications for such in the name of Hookipa or the Third Party licensor under the applicable Hookipa Third Party Agreement, if deemed appropriate by Gilead, and executing documents and providing any relevant information and assistance to Gilead.

12.          CONFIDENTIALITY

12.1        Duty of Confidence. Subject to the other provisions of this Article 12, all Confidential Information disclosed by a Party or any of its Affiliates (the “Disclosing Party”) to the other Party or any of its Affiliates (the “Recipient Party”) under this Agreement shall be maintained in confidence and otherwise safeguarded by the Recipient Party. The Recipient Party may only use Confidential Information of the Disclosing Party for the purposes of this Agreement and pursuant to the rights granted to the Recipient Party under this Agreement. Subject to the other provisions of this Article 12, the Recipient Party shall hold as confidential such Confidential Information of the Disclosing Party in the same manner and with the same protection as such Recipient Party maintains its own Confidential Information, but in any event with no less than reasonable protections.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.2        Exceptions. The obligations under this Article 12 shall not apply to any Confidential Information to the extent that such Confidential Information:

(a)          is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the Recipient Party;

(b)          was known to, or was otherwise in the possession of, the Recipient Party, as evidenced by its written records, prior to the time of disclosure by the Disclosing Party;

(c)          is disclosed to the Recipient Party on a non-confidential basis by a Third Party lawfully in possession thereof who is entitled to disclose it without breaching any confidentiality obligation to the Disclosing Party; or

(d)          is independently developed by or on behalf of the Recipient Party, as evidenced by its written records, without reference to the Confidential Information disclosed by the Disclosing Party under this Agreement.

12.3        Authorized Disclosures. In addition to disclosures allowed under Section 12.2, Section 12.6, or Article 17 and those mutually agreed to by the Parties in writing, solely to the extent that it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement, the Recipient Party and Permitted Recipients may disclose Confidential Information of the Disclosing Party in the following instances:

(a)          in connection with Prosecution and Maintenance of Patent Rights as permitted by this Agreement;

(b)          in connection with Regulatory Filings for Licensed Products made pursuant to this Agreement;

(c)          prosecuting or defending litigation as permitted by this Agreement;

(d)          subject to Sections 12.4 and 12.5, complying with Applicable Laws (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if such disclosure is necessary for such compliance; and

(e)          to the Recipient Party’s: (i) officers, directors, and employees; (ii) sublicensees; and (iii) agents, contractors (including consultants and clinical investigators), advisers, and other Third Parties, in the case of each of clauses (i)-(iii), solely to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided, that in the case of disclosures to Persons set forth in clauses (ii) and (iii), such Persons are bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 12 (each a “Permitted Recipient”); provided, further, that the Recipient Party shall remain responsible for any failure by any Permitted Recipient who receives Confidential Information pursuant to this Article 12 to treat such Confidential Information as required under this Article 12.

If and whenever any Confidential Information is disclosed in accordance with this Section 12.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such permitted disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Sections 12.4 and 12.5, the Recipient Party shall, or cause its Permitted Recipients, if applicable, to notify the Disclosing Party of the Recipient Party’s or its Permitted Recipient’s, as applicable, intent to make such disclosure pursuant to paragraphs (c) or (d) of this Section 12.3 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information.

12.4        Required Disclosure. A Recipient Party may disclose Confidential Information pursuant to interrogatories, requests for information or documents, subpoena, civil investigative demand issued by a court or governmental agency, or as otherwise required by Applicable Law; provided, that the Recipient Party shall notify the Disclosing Party promptly upon any receipt thereof, using commercially reasonable efforts to provide the Disclosing Party sufficient advance notice to permit it to oppose, limit, or seek confidential treatment for such disclosure, and to file for patent protection if relevant; provided, further, that the Recipient Party shall furnish only that portion of the Confidential Information which it is advised by counsel is legally required, whether or not a protective order or other similar order is obtained by the Disclosing Party.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

12.5        Securities Filings. In the event either Party or any of its Affiliates proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes, refers to, or provides a copy of this Agreement under the Securities Act of 1933, the Securities Exchange Act of 1934, or any other Applicable Law, the Party shall, and shall, if applicable, cause its Affiliate to, notify the other Party of such intention and shall provide such other Party with a copy of relevant portions of the proposed filing not less than [***] Business Days prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to this Agreement, and shall use reasonable efforts to obtain confidential treatment of any information concerning this Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information which it is advised by counsel is legally required to be disclosed. No such notice shall be required under this Section 12.5 if the substance of the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by either Party or its Affiliates hereunder or otherwise has been approved by the other Party.

12.6        Terms of Agreement. The existence and the terms and conditions of this Agreement that the Parties have not specifically agreed to disclose pursuant to Section 12.3 or Article 17 shall be considered Confidential Information of both Parties. Either Party and its Affiliates may disclose such terms and conditions of this Agreement on a need-to-know basis to [***], licensor (including, in the case of Hookipa, any Third Party licensor under a Hookipa Third Party Agreement), [***], consultant, advisor, sublicensee, or an acquirer of rights to a Licensed Product, and their attorneys and agents; provided, that each such Person to whom such information is to be disclosed: (a) is informed of the confidential nature of such information; (b) has entered into a written agreement with the Party, or is otherwise bound by professional rules, requiring such Person to maintain the confidentiality of such Confidential Information; and (c) is obliged to maintain the confidentiality in a manner consistent with the confidentiality provisions of this Agreement, provided, however, that the foregoing clause (c) shall not apply with respect to the Third Party licensors under the Hookipa Third Party Agreements. To the extent that Hookipa is obliged under any Hookipa Third Party Agreement to disclose to its Third Party licensor any progress or financial reports from Gilead that are related to the Development or Commercialization of Licensed Products as described in detail in Schedule 9.5(a). Hookipa may undertake such disclosure and any such disclosure shall not constitute a breach of this Article 12.

12.7        Ongoing Obligation for Confidentiality. Upon early termination of this Agreement in its entirety for any reason, each Party and its Permitted Recipients shall immediately return to the other Party or destroy any Confidential Information disclosed by or on behalf of the other Party, except for one (1) copy which may be retained in its confidential files for archive purposes.

13.          TERM AND TERMINATION

13.1        Term. The term of this Agreement shall commence upon the Effective Date and continue, unless earlier terminated as permitted by this Agreement, until the expiration of the last-to-expire Royalty Term (the “Term”).

13.2        Termination for Material Breach. If a Party (the “Non-Breaching Party”) reasonably believes that the other Party (the “Breaching Party”) is in breach of any material obligation hereunder, the Non-Breaching Party may give written notice to the Breaching Party specifying the breach in reasonable detail. In the event such breach is not cured within the relevant time period specified below after such notice, the Non-Breaching Party shall have the right thereafter to terminate this Agreement immediately, in its entirety, with the consequences as set forth in Sections 14.1 or 14.2, as applicable, by giving written notice to the Breaching Party to such effect. The Breaching Party shall have [***] following receipt of the Non-Breaching Party’s written notice to either cure such breach or, if cure cannot be reasonably effected within such [***] period, to deliver to the Non-Breaching Party a plan for curing such breach which is reasonably sufficient to effect a cure within a reasonable period not to exceed [***] following receipt of such plan by the Non-Breaching Party. Following delivery of such plan, the Breaching Party shall use Commercially Reasonable Efforts to carry out the plan and cure the breach. Notwithstanding the foregoing, the right to terminate in accordance with this Section 13.2 may be exercised on a Licensed Product-by-Licensed Product or country-by-country basis.

13.3        Termination for Insolvency. Either Party may terminate this Agreement at any time during the Term upon the other Party’s filing or institution of bankruptcy, reorganization, liquidation, or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] days after the filing thereof, In addition, Gilead may terminate this Agreement in the event that Hookipa rejects this Agreement under Section 365 of the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq. (the “Code”).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

13.4        Termination by Gilead for Convenience.

(a)          Termination of Program by Gilead for Convenience.

(i)           During the HBV Collaboration Term, Gilead shall have the right to terminate this Agreement with respect to the HBV Program for convenience upon [***] prior written notice to Hookipa, Upon the termination of this Agreement with respect to the HBV Program in accordance with this Section 13.4(a)(i). Gilead shall reimburse Hookipa in accordance with Section 9.6 at the FTE Rate for the documented costs of any FTEs and Out-of-Pocket Costs reasonably incurred and directly arising from of Hookipa’s prompt wind-down of the HBV Program for a reasonable period following the effective date of such termination to be mutually agreed between the Parties; provided, that: (i) such period does not exceed [***] months; and (ii) such costs do not exceed the expenses budgeted for the HBV Program in such period in accordance with the HBV Research Plan.

(ii)          During the HIV Collaboration Term, Gilead shall have the right to terminate this Agreement with respect to the HIV Program for convenience upon [***] prior written notice to Hookipa. Upon the termination of this Agreement with respect to the HIV Program in accordance with this Section 13.4(a)(ii). Gilead shall reimburse Hookipa in accordance with Section 9.6 at the FTE Rate for the documented costs of any FTEs and Out-of-Pocket Costs reasonably incurred and directly arising from of Hookipa’s prompt wind-down of the HIV Program for a reasonable period following the effective date of such termination to be mutually agreed between the Parties; provided, that: (i) such period does not exceed [***] months; and (ii) such costs do not exceed the expenses budgeted for the HBV Program in such period in accordance with the HIV Research Plan.

(iii)         For clarity, the termination of a Program in accordance with this Section 13.4(a) shall not constitute a termination of this Agreement with respect to any Development-Ready HBV Licensed Product or Development-Ready HIV Licensed Product, as applicable.

(b)          Termination of Agreement by Gilead for Convenience. At any time during the Term, Gilead shall have the right to terminate this Agreement in its entirety or on a Licensed Product-by-Licensed Product or a country-by-country basis for convenience upon [***] prior written notice to Hookipa.

13.5        Rights in Bankruptcy.

(a)          The Parties agree that this Agreement constitutes an executory contract under Section 365 of the Code for the license of “intellectual property” as defined under Section 101 of the Code and constitutes a license of “intellectual property” for purposes of any similar Applicable Laws in any other country in the Territory. The Parties further agree that Gilead, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its protections, rights, and elections under the Code, including under Section 365(n) of the Code, and any similar Applicable Laws in any other country in the Territory.

(b)          All rights, powers, and remedies of Gilead provided for in this Section 13.5 are in addition to and not in substitution for any and all other rights, powers, and remedies now or hereafter existing at law or in equity (including under the Code and any similar Applicable Laws in any other country in the Territory). Gilead, in addition to the rights, power, and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity, including under the Code. The Parties agree that they intend the following Gilead rights to extend to the maximum extent permitted by law, including for purposes of the Code, and the Hookipa Third Party Agreements: (i) the right of access to any Licensed Technology (including all embodiments thereof), or any Third Party with whom Hookipa contracts to perform an obligation of Hookipa under this Agreement which is necessary for the Research, Development, Manufacture, or Commercialization of Licensed Products in the Field in the Territory; (ii) the right to contract directly with any Third Party described in paragraph (i) to complete the contracted work; and (iii) the right to cure any breach of or default under any such agreement with a Third Party and set off or recoup the costs thereof against amounts payable to Hookipa under this Agreement.

14.          EFFECT OF TERMINATION

14.1        Termination by Gilead Without Cause or by Hookipa for Material Breach by or Insolvency of Gilead. Upon termination of this Agreement by Gilead pursuant to Section 13.4 or termination of this Agreement by Hookipa pursuant to Section 13.2 or Section 13.3 the following shall apply, but, in the case of termination by Gilead pursuant to Section 13.4 or any other partial termination of this Agreement, solely with respect to the applicable Terminated Licensed Products:

(a)          all licenses granted by Hookipa to Gilead hereunder, including under Section 3.1(a) shall terminate;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)          all licenses granted by Gilead to Hookipa hereunder, including under Section 3.1(b) shall terminate;

(c)          Gilead shall be released from its Development and Commercialization obligations;

(d)          the provisions of Article 11 (other than Section 11.1) shall be terminated;

(e)          upon receipt by Gilead from Hookipa of written notice within [***] of the effective date of termination, the Parties shall enter into good-faith negotiations with respect to the grant by Gilead to Hookipa of [***] license, under the Gilead Improvements, solely to Research, Develop, Manufacture, and Commercialize any Licensed Products currently under Development or Commercialization pursuant to this Agreement as of the effective date of termination. In the event that the Parties do not reach a definitive agreement with respect to such a license within [***] days of receipt by Gilead from Hookipa of the written notice contemplated by this Section 14.1(e), then the terms and conditions of such license shall be determined [***];

(f)           Gilead shall reasonably cooperate with Hookipa or its Affiliates or any of their designees to facilitate an orderly and prompt transition of the Research, Development, Manufacturing, and Commercialization activities with respect to the Licensed Products currently under Development or Commercialization pursuant to this Agreement as of the effective date of termination;

(g)          Gilead shall, upon written request of Hookipa and subject to Hookipa assuming legal responsibility for any clinical trials of the Licensed Products then ongoing as of the effective date of termination, transfer to Hookipa all Regulatory Filings and other regulatory documentation, including regulatory dossiers, and Regulatory Approvals prepared or obtained by or on behalf of Gilead, in each case, relating solely to any Licensed Products under Development or Commercialization pursuant to this Agreement prior to the date of such termination, to the extent transferable;

(h)          Gilead, its Affiliates, or its sublicensees shall cease all Commercialization of Licensed Products in a prompt manner and in accordance with Applicable Laws; provided, however, that Gilead, its Affiliates, or its sublicensees shall be entitled, during the [***]-month period following the effective date of a termination, to sell any commercial inventory of Licensed Products which remains on hand as of the effective date of the termination; provided, that Gilead pays to Hookipa the royalties and, if applicable, commercial Milestones applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement. Any commercial inventory remaining following such [***]-month period shall be offered for sale to Hookipa, at a price to be mutually agreed upon between the Parties in good faith;

(i)           solely in the case of termination of this Agreement in its entirety or with respect to the last Terminated Licensed Product, Gilead shall return to Hookipa or, on Hookipa’s request, destroy all records and materials in its possession or control that contain or comprise Hookipa Know-How or other Confidential Information of Hookipa and, if Hookipa does not timely provide notice to Gilead pursuant to Section 14.1(e), Hookipa shall return to Gilead or, on Gilead’s request, destroy all records and materials in its possession or control that contain or comprise Gilead Know-How or other Confidential Information of Gilead; and

(j)           solely in the case of termination of this Agreement in its entirety, any and all sublicense agreements entered into by Gilead or any of its Affiliates with a sublicensee pursuant to this Agreement shall survive the termination of this Agreement, except to the extent that any such sublicensee under any sublicense is in material breach of this Agreement or such sublicense or Hookipa elects to grant such sublicensee a direct license of the sublicensed rights on the same terms applicable to Gilead under this Agreement. Gilead shall, at the request of Hookipa, assign any such sublicense (to the extent not terminated pursuant to the preceding sentence) to Hookipa or its Affiliates and, upon such assignment, Hookipa or its Affiliates, as applicable, shall assume such sublicense. For clarity, any sublicense agreement entered into by Gilead with any of its Affiliates shall terminate upon the termination of this Agreement.

14.2        Termination by Gilead for Material Breach by or Insolvency of Hookipa. Upon termination of this Agreement by Gilead pursuant to Section 13.2 or Section 13.3 the following shall apply, but, in the case of a partial termination of this Agreement, solely with respect to the applicable Terminated Licensed Products:

(a)          all rights and licenses granted by Gilead to Hookipa hereunder, including under Section 3.1(b), shall terminate;

(b)          Gilead shall be released from its Development and Commercialization obligations;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)          the license granted to Gilead under Section 3.1(a) shall remain in effect and shall become perpetual and all payment obligations under Article 9 shall remain in effect; provided, that with respect to royalties and Milestones arising after the effective date of termination, Gilead shall only be obligated to pay to Hookipa [***] of the amounts otherwise payable under Sections 9.2 and 9.3 as they become due;

(d)          Gilead’s rights and Hookipa’s obligations pursuant to Sections 11.2, 11.3, and 11.4 shall survive;

(e)          solely in the case of termination of this Agreement in its entirety or with respect to the last Terminated Licensed Product, Hookipa shall return to Gilead or, on Gilead’s request, destroy all records and materials in its possession or control that contain or comprise Gilead Know-How or other Confidential Information of Gilead; and

(f)           upon Gilead’s request, Hookipa shall use commercially reasonable efforts to facilitate and otherwise assist Gilead in any negotiations for a direct license to the Licensed Technology licensed under any of the Hookipa Third Party Agreements.

14.3        Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Without limiting the foregoing, the provisions of Articles 1, 10, 14 and 18, Sections 2.4, 3.1(a) (with respect to the last sentence thereof), 3.4, 3.5 (in the case of termination by Gilead pursuant to Sections 13.2 or 13.3), 9.7, 9.8, 11.1, 13.5 (in the case of termination for an insolvency event of Hookipa), 15.5, 16.1, 16.2, 16.3, 16.4, 16,5, 16.6, and 17.2, and any other obligations and rights which are expressly intended to survive, shall survive expiration or termination of this Agreement. The provisions of Article 12 shall survive the termination or expiration of this Agreement for a period of [***] years.

14.4        Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise herein.

15.          REPRESENTATIONS, WARRANTIES, AND COVENANTS

15.1        Representations and Warranties by Each Party. Each Party represents and warrants to the other Party, as of the Effective Date, that:

(a)          it is a corporation duly organized, validly existing, and, in the case of Gilead, in good standing under the laws of its jurisdiction of formation;

(b)          it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by Applicable Law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

(c)          this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms;

(d)          all consents, approvals, and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained; and

(e)          the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement do not and shall not: (i) conflict with or result in a breach of any provision of its organizational documents; (ii) result in a breach of any agreement to which it is a party (including, in the case of Hookipa, any Hookipa Third Party Agreement); or (iii) violate any Applicable Law.

15.2        Representations and Warranties by Hookipa. Hookipa represents and warrants to Gilead as of the Effective Date that:

(a)          Exhibit C sets forth a complete and accurate list of all Hookipa Patent Rights as of tire Effective Date (including whether such Hookipa Patent Rights are owned or otherwise Controlled by Hookipa) and, in the case of licensed Hookipa Patent Rights, a reference to the relevant Hookipa Third Party Agreement set forth in Schedule 9.5(a);

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)          Hookipa directly, or through its wholly-owned subsidiaries, is the sole and exclusive owner or otherwise Controls all of the Hookipa Patent Rights set forth on Exhibit C, and, with respect to all owned Hookipa Patent Rights, is listed in the appropriate patent registries as the sole and exclusive owner of record for each registration, grant, and application set forth on Exhibit C and such owned Hookipa Patent Rights are free from Encumbrances;

(c)          each named inventor with respect to all of the Hookipa Patent Rights set forth on Exhibit C has properly assigned his or her invention(s) to Hookipa or the applicable Third Party licensor under the applicable Hookipa Third Party Agreement;

(d)          Hookipa has the right to grant to Gilead and its Affiliates the licenses under the Licensed Technology that it purports to grant hereunder;

(e)          Hookipa has the right to use and disclose and to enable Gilead and its Affiliates to use and disclose (in each case, under appropriate conditions of confidentiality) the Hookipa Know-How to be licensed to Gilead as provided under this Agreement;

(f)           to the Knowledge of Hookipa, the issued Hookipa Patent Rights set forth on Exhibit C are valid and enforceable without any claims, challenges, oppositions, interference, or other similar proceedings, pending or threatened;

(g)          Hookipa has Prosecuted and Maintained patent applications within the Hookipa Patent Rights set forth on Exhibit C in good faith and complied with all duties of disclosure with respect thereto;

(h)          each of Hookipa and, to the Knowledge of Hookipa, the Third Party licensors under the Hookipa Third Party Agreements, have not committed any act, or omitted to commit any act, that may cause the Hookipa Patent Rights set forth on Exhibit C to expire prematurely or be declared invalid or unenforceable;

(i)           all application, registration, maintenance, and renewal fees due as of the Effective Date with respect to all Hookipa Patent Rights set forth on Exhibit C have been paid and all necessary documents and certificates have been filed with the relevant patent registries for the purpose of maintaining such Hookipa Patent Rights;

(j)           Hookipa has not granted to any Third Party any rights to the Licensed Technology that would interfere or be inconsistent with rights granted to Gilead hereunder;

(k)          to the Knowledge of Hookipa, the exploitation of the Licensed Technology for the purpose of: (i) the Research, Development, and Manufacture of Licensed Products as contemplated by the Research Plans (as in effect on the Effective Date); and (ii) the Commercialization of Licensed Products contemplated to arise therefrom, will not infringe the Patent Rights or misappropriate the trade secrets or proprietary rights of any Third Party; Hookipa makes no representation or warranty under this paragraph (k) with respect to any [***] owned or otherwise Controlled by any Third Parties;

(l)           to the Knowledge of Hookipa, no Third Party is infringing or misappropriating any of the Licensed Technology, nor has Hookipa received any written notice regarding such infringement, violation, or misappropriation;

(m)         Hookipa has not entered into a government funding relationship that would result in rights to any Licensed Technology residing in the U.S. Government, National Institutes of Health, National Institute for Drug Abuse, or other agency, and the licenses granted hereunder are not subject to overriding obligations to the U.S. Government as set forth in Public Law 96-517 (35 U.S.C. 200-204), or any similar obligations under the laws of any other country;

(n)          Schedule 9.5(a) sets forth a complete and accurate list of all agreements by and between, on the one hand, Hookipa or any of its Affiliates and, on the other hand, a Third Party, pursuant to which Hookipa or its Affiliates in-licensed Licensed Technology that is sublicensed to Gilead hereunder. Hookipa has provided Gilead true, correct, and complete copies of each Hookipa Third Party Agreement which is set forth in Schedule 9.5(a). Each such Hookipa Third Party Agreement is in full force and effect, and there has been no Default of or under any such Hookipa Third Party Agreement as a result of any action or omission of Hookipa or its Affiliates or, to the Knowledge of Hookipa, the actions or omissions of any Third Party. Hookipa has not waived any of its rights under any such Hookipa Third Party Agreement to which it is party;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(o)          all of Hookipa’s employees, officers, and consultants who have been involved with the development of Licensed Technology have executed agreements or have existing obligations under Applicable Laws requiring assignment to Hookipa of all inventions made during the course of and as the result of their association with Hookipa, free from Encumbrances, and obligating the individual to maintain as confidential Hookipa’s Confidential Information as well as the confidential information of other parties (including the Confidential Information of Gilead and its Affiliates) which such individual has received prior to the Effective Date;

(p)          (i) neither Hookipa nor, to the Knowledge of Hookipa, any employee, agent, or subcontractor of Hookipa involved or to be involved in the Research of the Licensed Products has been debarred under subsection (a) or (b) of Section 306 of the FDCA; (ii) no Person who is known by Hookipa to have been debarred under subsection (a) or (b) of Section 306 of the FDCA shall be employed by Hookipa in the performance of any activities hereunder; and (iii) to the Knowledge of Hookipa, no Person on any of the FDA clinical investigator enforcement lists (including the (1) Disqualified/Totally Restricted List, (2) Restricted List, and (3) Adequate Assurances List) shall participate in the performance of any activities hereunder;

(q)          Hookipa has maintained intellectual property protection guidelines within its organization and, to the Knowledge of Hookipa, there has not been any unauthorized disclosure of intellectual property rights, including Know-How, to any Third Party;

(r)           all activities conducted by or on behalf of Hookipa with respect to the Licensed Technology have been conducted in accordance with Applicable Laws and regulations, including GLP, GCP, and GMP, as applicable; and

(s)           Hookipa has responded in good faith to all of Gilead’s written requests for materials and information in connection with Gilead’s due diligence efforts with respect to this Agreement, and it has no Knowledge of any failure to disclose to Gilead any fact or circumstance known to Hookipa and relating to any of the Licensed Technology that would be reasonably expected to be material to Gilead in connection with this Agreement or the transactions contemplated herein.

15.3        Covenants of Hookipa. Hookipa covenants and agrees that:

(a)          it shall not grant any interest in the Licensed Technology which is inconsistent with the terms and conditions of this Agreement, nor shall it assign any of its rights, title, or interests in or to the Licensed Technology to any Third Party except as permitted in Section 18.1;

(b)          it shall: (i) maintain Control of all Licensed Technology licensed or sublicensed to Gilead under each Hookipa Third Party Agreement; and (ii) not terminate, breach, or otherwise Default under any Hookipa Third Party Agreement in a manner that would permit the counterparty thereto to terminate such Hookipa Third Party Agreement or otherwise diminish the scope or exclusivity of the licenses granted to Gilead under any Licensed Technology;

(c)          if Hookipa receives notice of an alleged Default by Hookipa or its Affiliates under any such Hookipa Third Party Agreement, where termination of such Hookipa Third Party Agreement or any diminishment of the scope or exclusivity of the licenses granted to Gilead under the Licensed Technology is being or could be sought by the counterparty or result from such Default, then Hookipa shall promptly, but in no event less than [***] Business Days thereafter, provide written notice thereof to Gilead and grant Gilead the right (but not the obligation) to: (i) cure such alleged breach; and (ii) offset any costs or expenses incurred in connection therewith against any payments due or that may become due under this Agreement;

(d)          it shall not modify, amend, or terminate any Hookipa Third Party Agreement, or exercise, waive, release, or assign any rights or claims thereunder, without first obtaining, in each case, Gilead’s prior written consent;

(e)          all of Hookipa’s employees, officers, and consultants who shall perform activities under this Agreement have executed or will execute agreements or have existing obligations under Applicable Laws requiring assignment to Hookipa of all inventions made during the course of and as the result of their association with Hookipa, free from Encumbrances, and obligating the individual to maintain as confidential Hookipa’s Confidential Information as well as the confidential information of other parties (including the Confidential Information of Gilead and its Affiliates) which such individual may receive, to the extent required to support Hookipa’s obligations under this Agreement;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(f)           if, at any time after execution of this Agreement, Hookipa becomes aware that it or any employee, agent, or subcontractor of Hookipa who participated, or is participating, in the performance of any activities hereunder is on, or is being added to, the FDA Debarment List, it shall provide written notice of this to Gilead within [***] Business Days of its becoming aware of this fact;

(g)          it shall perform all activities under this Agreement in compliance with all Applicable Laws and regulations, including GCP, GLP, or GMP, where applicable, and those relating to the conduct of human clinical trials, animal testing, biotechnological research, and the handling and containment of biohazardous materials, and Applicable Laws relating to health, safety, and the environment, fair labor practices, and unlawful discrimination; and

(h)          it shall maintain sufficient security systems and intellectual property protection guidelines within its organization equivalent to international industry standards and qualified to avoid any unauthorized disclosure of intellectual property rights, including Know-How, to any Third Party, as more specifically agreed with Gilead hereunder.

15.4        Further Representations, Warranties, and Covenants of Gilead. Gilead further represents, warrants, and covenants to Hookipa:

(a)          at any time during the Term, Gilead shall maintain sufficient security systems and intellectual property protection guidelines within its organization equivalent to international industry standards and qualified to avoid any unauthorized disclosure of intellectual property rights, including Know-How, to any Third Party;

(b)          (i) as of the Effective Date and at any time during the Collaboration Term for a Program, all of its employees and officers who shall perform activities under the applicable Research Plan; and (ii) during the Collaboration Term for a Program, Gilead shall use Commercially Reasonable Efforts to ensure that all of its consultants who shall perform activities under the applicable Research Plan, in each case ((i) and (ii)), have executed or will execute agreements or have existing obligations under Applicable Laws requiring assignment to Gilead of all inventions made during the course of and as the result of their association with Gilead, free from Encumbrances, and obligating the individual to maintain as confidential Gilead’s Confidential Information as well as the confidential information of other parties (including the Confidential Information of Hookipa and its Affiliates) which such individual may receive, to the extent required to support Gilead’s obligations under this Agreement; and

(c)          as of the Effective Date and at any time during the Term, Gilead shall perform all activities under this Agreement in compliance with all Applicable Laws and regulations, including GCP, GLP, GMP, and those relating to the conduct of human clinical trials, animal testing, biotechnological research, and the handling and containment of biohazardous materials, and Applicable Laws relating to health, safety, and the environment, fair labor practices, and unlawful discrimination.

15.5        No Other Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 15: (A) NO REPRESENTATION, CONDITION, OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF GILEAD OR HOOKIPA; AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

16.          INDEMNIFICATION; LIABILITY

16.1        Indemnification by Hookipa. Hookipa shall indemnify and hold Gilead, its Affiliates, and their respective officers, directors, and employees (the “Gilead Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense of any nature (including reasonable attorney’s fees and litigation expenses) (“Losses”) incurred by or imposed upon the Gilead Indemnitees or any of them in connection with any claim, suit, action, demand, proceeding, cause of action, or judgment resulting from a Third Party claim (“Claims”), in each case, to the extent arising or resulting from:

(a)          Hookipa’s, or any of its Affiliates’ or contractors’ activities in connection with: (i) the Programs; (ii) the Manufacture of Licensed Products; or (iii) other activities under this Agreement;

(b)          the negligence or willful misconduct of Hookipa or any of its Affiliates or contractors; or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(c)          the breach of any of the obligations, covenants, representations, or warranties made by Hookipa to Gilead under this Agreement;

provided, however, that Hookipa shall not be obliged to so indemnify and hold harmless the Gilead Indemnitees for any Claims to the extent Gilead has an obligation to indemnify Hookipa Indemnitees pursuant to Section 16.2 or to the extent that such Claims arise from the breach, negligence, or willful misconduct of Gilead or any Gilead Indemnitee.

16.2        Indemnification by Gilead. Gilead shall indemnify and hold Hookipa, its Affiliates, and their respective officers, directors, and employees (the “Hookipa Indemnitees”) harmless from and against any and all Losses incurred by or imposed upon the Hookipa Indemnitees or any of them in connection with any Claims, in each case, to the extent arising or resulting from:

(a)          Gilead’s, or any of its Affiliates’, sublicensees’, or contractors’ activities in connection with the: (i) Programs; (ii) Development, Manufacture, or Commercialization of the Licensed Products in the Field in the Territory; or (iii) other activities under this Agreement;

(b)          the negligence or willful misconduct of Gilead or any of its Affiliates or sublicensees or contractors; or

(c)          the breach of any of the obligations, covenants, representations, or warranties made by Gilead to Hookipa under this Agreement;

provided, however, that Gilead shall not be obliged to so indemnify and hold harmless the Hookipa Indemnitees for any Claims to the extent Hookipa has an obligation to indemnify Gilead Indemnitees pursuant to Section 16.1 or to the extent that such Claims arise from the breach, negligence, or willful misconduct of Hookipa or any Hookipa Indemnitee.

16.3        Indemnification Procedure.

(a)          For the avoidance of doubt, all indemnification claims in respect of a Gilead Indemnitee or a Hookipa Indemnitee shall be made solely by Gilead or Hookipa, respectively.

(b)          A Party seeking indemnification hereunder (the “Indemnified Party”) shall notify the other Party (the “Indemnifying Party”) in writing reasonably promptly after the assertion against the Indemnified Party of any Claim or fact in respect of which the Indemnified Party intends to base a claim for indemnification hereunder (each, an “Indemnification Claim Notice”); provided, that the failure or delay to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any obligation or liability that it may have to the Indemnified Party, except to the extent that the Indemnifying Party demonstrates that its ability to defend or resolve such Claim is adversely affected thereby. The Indemnification Claim Notice shall contain a description of the Claim and the nature and amount of the Claim (to the extent that the nature and amount of such Claim is known at such time). Upon the request of the Indemnifying Party, the Indemnified Party shall furnish promptly to the Indemnifying Party copies of all correspondence, communications and official documents (including court documents) received or sent in respect of such Claim.

(c)          Subject to Sections 16.3(d) and 16.3(e), the Indemnifying Party shall have the right, upon written notice given to the Indemnified Party within [***] days after receipt of the Indemnification Claim Notice, to assume the defense and handling of such Claim, at the Indemnifying Party’s sole expense, in which case the provisions of Section 16.3(d) below shall govern; provided, that any such Claim is only for monetary damages. The assumption of the defense of a Claim by the Indemnifying Party shall not be construed as acknowledgement that the Indemnifying Party is liable to indemnify any Indemnitee in respect of the Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification. In the event that it is ultimately decided that the Indemnifying Party is not obligated to indemnify or hold an Indemnitee harmless from and against the Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all reasonable costs and expenses (including reasonable attorneys’ fees and costs of suit) and any losses incurred by the Indemnifying Party in its defense of the Claim. If the Indemnifying Party does not give written notice to the Indemnified Party, within [***] days after receipt of the Indemnification Claim Notice, of the Indemnifying Party’s election to assume the defense and handling of such Claim, the provisions of Section 16.3(e) shall govern.

(d)          Upon assumption of the defense of a Claim by the Indemnifying Party: (i) the Indemnifying Party shall have the right to and shall assume sole control and responsibility for dealing with the Claim; (ii) the Indemnifying Party may, at its own cost, appoint as counsel in connection with conducting the defense and handling of such Claim any law firm or counsel reasonably selected by the Indemnifying Party; (iii) the Indemnifying Party shall keep the Indemnified Party informed of the status of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

such Claim; and (iv) the Indemnifying Party shall have the right to settle the Claim on any terms the Indemnifying Party chooses; provided, however, that it shall not, without the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned, or delayed), agree to a settlement of any Claim which could lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder or which admits any wrongdoing or responsibility for the claim on behalf of the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and shall be entitled to participate in, but not control, the defense of such Claim with its own counsel and at its own expense. In particular, the Indemnified Party shall furnish such records, information, and testimony, provide witnesses, and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Claim, and making the Indemnified Party, the Indemnitees and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information provided.

(e)          If the Indemnifying Party does not give written notice to the Indemnified Party as set forth in Section 16.3(c) or fails to conduct the defense and handling of any Claim in good faith after having assumed such, the Indemnified Party may, at the Indemnifying Party’s expense, select counsel reasonably acceptable to the Indemnifying Party in connection with conducting the defense and handling of such Claim and defend or handle such Claim in such manner as it may deem appropriate. In such event, the Indemnified Party shall keep the Indemnifying Party timely apprised of the status of such Claim and shall not settle such Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned, or delayed. If the Indemnified Party defends or handles such Claim, the Indemnifying Party shall cooperate with the Indemnified Party, at the Indemnified Party’s request but at no expense to the Indemnified Party, and shall be entitled to participate in the defense and handling of such Claim with its own counsel and at its own expense.

16.4        Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such reasonable steps and action as are necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this Article 16. Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

16.5        Special, Indirect and Other Losses. NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY, OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR ANY LOSS OF PROFITS SUFFERED BY THE OTHER PARTY, EXCEPT TO THE EXTENT ANY SUCH DAMAGES ARE: [***].

16.6        No Exclusion. Neither Party excludes any liability for death or personal injury caused by its negligence or willful misconduct or that of its officers, directors, employees, agents, sublicensees, or sub-contractors.

16.7        Insurance. Each Party shall maintain, at its cost, insurance against liability and other risks associated with its activities and obligations under this Agreement, in such amounts and on such terms as are customary for a company such as the respective Party for the activities to be conducted by it under this Agreement. Each Party shall furnish to the other Party evidence of such insurance upon request. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 16.

17.          PUBLICATIONS AND PUBLICITY

17.1        Publications.

(a)          Except to the extent made in accordance with the provisions of Article 12 or Section 17.2, any proposed public disclosure (whether written, electronic, oral, or otherwise) by Hookipa or any of its Affiliates relating to the Licensed Products shall require, in each case, the prior written consent of Gilead (such consent not to be unreasonably withheld, conditioned, or delayed).

(b)          For the avoidance of doubt, Gilead or any of its Affiliates shall have the sole right, without any required consents from Hookipa, but, to the extent practicable, with at least [***] days’ prior written notice to Hookipa, to publish or have published information about clinical trials related to the Licensed Products, including the results of such clinical trials, or other activities under this Agreement. This Section 17.1(b) shall not affect the rights or obligations of the Parties pursuant to Article 12.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

17.2        Publicity.

(a)          Use of Name. Unless otherwise provided in this Agreement, neither Party shall use the name, symbol, trademark, trade name, or logo of the other Party or its Affiliates in any press release, publication, or other form of public disclosure without, in each case, first obtaining the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned, or delayed).

(b)          Press Releases. On or promptly after the Effective Date, the Parties shall issue a public announcement of the execution of this Agreement in the form attached hereto as Schedule 17.2(b). Except as provided in this Section 17.2(b) or in Article 12 each Party agrees not to issue any press release or other public statement, whether written, electronic, oral, or otherwise, disclosing the existence of this Agreement, the terms of this Agreement, or any information relating to this Agreement without, in each case, first obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that: (i) Gilead may issue press releases and other public statements as it deems reasonably appropriate in connection with the Research, Development, Manufacture, or Commercialization of Licensed Products under this Agreement without such consent, but, to the extent practicable, with at least [***] Business Days’ prior written notice to Hookipa; (ii) Hookipa and any of its Affiliates may issue press releases and other public statements as it deems reasonably appropriate to communicate the receipt of Regulatory Approval for any Licensed Product or the receipt of any Milestone Payment or royalty payments from Gilead pursuant to Section 9.2 or Section 9.3, including the corresponding triggering event, without such consent, but, to the extent practicable, with at least [***] Business Days’ prior written notice to Gilead; provided, that such press release or statement by Hookipa or its Affiliates shall not disclose the amount of such Milestone Payment or royalty payment; and (iii) without limiting the foregoing clauses (i) and (ii), the Parties shall discuss in good faith from time to time the advisability of joint or individual press releases with respect to any material progress of a Program or the Research, Development, Manufacture, or Commercialization of Licensed Products under this Agreement; provided, that the issuance and substance of any such press release contemplated by this clause (iii) shall be subject to mutual agreement of the Parties.

(c)          Re-Publication. Nothing in Article 12 or this Article 17 (but subject to the Parties’ other obligations under this Agreement) shall prohibit either Party or its Affiliates from including, in future publications or press releases, any information that was previously publicly disclosed by the other Party or its Affiliates (other than by breach of this Agreement). Any authorization by a Party for information to be publicly disclosed in any publication or press release of the other Party or its Affiliates shall be valid for [***] days.

18.          GENERAL PROVISIONS

18.1        Assignment. This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement or individual rights or obligations thereunder without the consent of the other Party: (a) to any of its Affiliates; or (b) to a successor to all or substantially all of its business or assets to which this Agreement relates. Any purported assignment in contravention of this Section 18.1 shall be null and void and of no effect. No assignment shall release either Party from responsibility for the performance of its accrued obligations under this Agreement and upon any such assignment, the assigning Party shall remain liable for the performance of this Agreement and for any acts or omissions of its assignee or its successor constituting a breach of this Agreement. This Agreement shall be binding upon and enforceable against the successor to or any permitted assignees from either of the Parties.

18.2        Extension to Affiliates. Gilead shall have the right to extend the rights, immunities, and obligations granted in this Agreement to one (1) or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Gilead. Gilead shall remain primarily liable for any acts or omissions of its Affiliates.

18.3        Severability. To the extent permitted under any Applicable Laws, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Laws, but should one (1) or more of the provisions of this Agreement become void or unenforceable as a matter of law, then such provision(s) shall be void and unenforceable only to the extent of such invalidity or unenforceability, without invaliding the remainder of this Agreement. In such case, this Agreement shall be construed as if such provision(s) were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties shall use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

18.4        Governing Law and Waiver of Jury Trial.

(a)          This Agreement and any dispute arising from the performance or breach hereof shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the application of any conflict of laws principles that would require application of the laws of another jurisdiction. The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or any subject matter hereof.

(b)          THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

18.5        Dispute Resolution; Rules of Arbitration.

(a)          Initial Dispute Resolution Process. Except as otherwise set forth in this Agreement, in the event of an unresolved matter, dispute, or issue which relates to the breach or alleged breach or interpretation of this Agreement (each, a “Dispute”) or which this Agreement expressly provides shall be resolved in accordance with this Section 18.5 (each, a “Selected Dispute”), the Parties shall refer the Dispute or Selected Dispute to the Alliance Managers for discussion and resolution. If the Alliance Managers are unable to resolve such Dispute or Selected Dispute within [***] days of the Dispute or Selected Dispute being referred to them by either Party in writing, either Party may require that the Parties forward the matter to the Senior Officers (or designees with similar authority to resolve such dispute), who shall attempt in good faith to resolve such Dispute or Selected Dispute. If the Senior Officers cannot resolve such Dispute or Selected Dispute within [***] days of the matter being referred to them in writing, then the Dispute or Selected Dispute shall be resolved as provided in Sections 18.5(b), 18.5(c), or 18.5(e) as applicable.

(b)          Arbitration. Any unresolved Dispute or Selected Dispute between the Parties arising out of or in connection with this Agreement shall be resolved by final and binding arbitration. Whenever a Party decides to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Arbitration shall be held in New York, New York, according to the Rules of Arbitration of the International Chamber of Commerce (“ICC Rules”) in effect at the Effective Date, except as they may be modified herein or by mutual agreement of the Parties. All arbitration proceedings shall be conducted by three (3) arbitrators unless otherwise mutually agreed by the Parties. The claimant and the respondent shall each nominate an arbitrator in accordance with the ICC Rules, and the third arbitrator, who shall be the president of the arbitral tribunal, shall be appointed by the two (2) Party-appointed arbitrators in consultation with the Parties. The arbitrators shall: (i) be disinterested, neutral, and independent from both Parties and all of their respective Affiliates; and (ii) have the requisite experience and expertise in licensing and partnering agreements in the pharmaceutical and biotechnology industries, shall have appropriate experience with respect to the subject matter(s) to be arbitrated, and shall have some experience in mediating or arbitrating issues relating to such agreements. In the case of any Dispute involving an alleged failure to use Commercially Reasonable Efforts, the arbitrators shall in addition be an individual with experience and expertise in the worldwide development and commercialization of pharmaceuticals and the business, legal and scientific considerations related thereto. The Arbitrators shall have the authority to engage additional experts as necessary in order to facilitate resolution of the Dispute or Selected Dispute, as applicable.

(c)          Selected Dispute Arbitration. Within [***] days after the arbitrators for a Selected Dispute are nominated or appointed pursuant to Section 18.5(b), each Party shall provide the arbitrators a proposal and written memorandum in support of its position regarding the Selected Dispute, including its specific proposal to resolve the Selected Dispute, as well as any documentary evidence it wishes to provide in support thereof (each, a “Brief”), and the arbitrators shall provide each Party’s Brief to the other Party after it receives a Brief from each Party. Within [***] days after a Party submits its Brief, the other Party shall have the right to respond thereto. The response and any material in support thereof (each, a “Response”) will be provided to the arbitrators and the other Party. The arbitrators shall have the right to meet with the Parties as necessary to inform the arbitrators’ determination and to perform independent research and analysis. Within [***] days of the receipt by the arbitrators of both Parties’ Responses (or expiration of the [***]-day period if any Party fails to submit a Response), the arbitrators shall deliver their decision regarding the Selected Dispute in writing; provided, that the arbitrators shall select one (1) of the resolutions proposed by the Parties which corresponds with, or comes closer to, the determination of the arbitrators.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(d)          Confidentiality; Awards. The Parties undertake to maintain confidentiality in accordance with Article 12 as to the existence of the arbitration proceedings and as to all submissions, correspondence, evidence, and findings relating to the arbitration proceedings. Sections 18.5(b) and 18.5(c) shall survive the termination of the arbitral proceedings. No arbitrator (nor any arbitral tribunal) shall have the power to award punitive damages under this Agreement, and such award is expressly prohibited. Decisions of the arbitrator(s) shall be final and binding on the Parties, Judgment on the award so rendered may be entered in any court of competent jurisdiction. The costs of the arbitration shall be shared by the Parties during the course of such arbitration, as assessed by the International Chamber of Commerce, and shall be borne as determined by the arbitrator(s).

(e)          Preliminary Injunctive Relief. Notwithstanding anything to the contrary, either Party may at any time seek to obtain preliminary injunctive relief or other applicable provisional relief from a court of competent jurisdiction with respect to an issue arising under this Agreement if the rights of such Party would be prejudiced absent such relief. A request by a Party to a court of competent jurisdiction for interim measures necessary to preserve the Party’s rights, including attachments or injunctions, shall not be deemed incompatible with, or a waiver of, the agreement to mediate or arbitrate contained in this Section 18.5, or the availability of interim measures of protection under the ICC Rules. Notwithstanding anything to the contrary in this Section 18.5, any disputes regarding the scope, validity, enforceability, or inventorship of any Patent Rights shall be submitted for final resolution by a court of competent jurisdiction.

18.6        Force Majeure. Neither Party shall be responsible to the other for any failure or delay in performing any of its obligations under this Agreement or for other nonperformance hereunder if such delay or nonperformance is caused by strike, stoppage of labor, lockout or other labor trouble, earthquake, fire, flood, accident, war, act of terrorism, act of God or of the government of any country or of any local government, or by any other cause unavoidable or beyond the control of any Party. In such event, the Party affected shall provide the other Party with written notice of the full particulars of the force majeure event as soon as it becomes aware thereof, including its best estimate of the likely extent and duration of the interference with its activities, and shall use Commercially Reasonable Efforts to resume performance of its obligations as soon as practicable.

18.7        Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

18.8        Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, agency, employee-employer relationship, or legal entity of any type between Hookipa and Gilead, or to constitute one as the agent of the other. Each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other.

18.9        Notices. All notices and other communications between the Parties shall be in writing and shall be deemed to have been duly given: (a) when delivered in person; or (b) when delivered by FedEx or other internationally recognized overnight delivery service, addressed as follows:

If to Gilead:

Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, CA 94404
USA
Attention: General Counsel

with copies (which shall not constitute notice) to:

Hogan Lovells US LLP
875 Third Avenue
New York, NY 10022
USA
Attention: Adam H. Golden

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

If to Hookipa:

Hookipa Biotech AG
St Marx Vienna Bio Center: Helmut-Qualtinger-Gasse 2
1030 Vienna
Austria
Attention: Joern Aldag, Chief Executive Officer

with copies (which shall not constitute notice) to:

McDermott Will & Emery Rechtsanwalte Steuerberater LLP
Feldbergstraβe 35
60323 Frankfurt a. M.
Germany
Attention: Dr. Rüdiger Herrmann

or to such other address or addresses as the parties may from time to time designate in writing.

18.10      Further Assurances. Gilead and Hookipa hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge, and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

18.11      Compliance with Law. Each Party shall perform its obligations under this Agreement in accordance with all Applicable Laws. No Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes in good faith may violate, any Applicable Law.

18.12      No Third Party Beneficiary Rights. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights to any Third Party (including any third party beneficiary rights), except for the indemnification rights of the Gilead Indemnitees pursuant to Sections 16.1 and 16.3 and the indemnification rights of the Hookipa Indemnitees pursuant to Sections 16.2 and 16.3.

18.13      English Language. This Agreement is written and executed in the English language. Any translation into any other language shall not be an official version of this Agreement and in the event of any conflict in interpretation between the English version and such translation, the English version shall prevail.

18.14      Expenses. Except as otherwise expressly provided in this Agreement, each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution, and delivery of this Agreement.

18.15      Entire Agreement. This Agreement, together with its Exhibits and Schedules, and [***] sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter other than the Prior CDA; provided, that, as of the Effective Date, the Prior CDA shall not apply to the disclosure of any Confidential Information under this Agreement, which disclosure shall be governed by Article 12. In the event of any conflict between a substantive provision of this Agreement and any Exhibit or Schedule hereto, the substantive provisions of this Agreement shall prevail.

18.16      Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts and any other document required to be executed and delivered hereunder may be delivered via electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com)) or other transmission method and any counterpart or such document so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18.17      Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives.

GILEAD SCIENCES, INC.

[Signature Page to Research Collaboration and License Agreement]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT A

[***]

Attached.

A-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

[***]

a) [***]

i) [***]

[***]

[***]

Table 1: [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Table 2: [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

ii) [***]

Table 3: [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

b) [***]

i) [***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ii) [***]

Table 4: [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

iii) [***]

Table 5: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

iv) [***]

Table 6: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Table 7: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

c) [***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Table 8: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

[***]

Table 9: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

d) [***]

i) [***]

[***]

ii) [***]

[***]

Table 10: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

iii) [***]

[***]

iv) [***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Table 11: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT B

[***]

Attached.

B-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[***]

[***]

a) [***]

b) [***]

c) [***]

d) [***]

e) [***]

a) [***]

i) [***]

[***]

Table 1: [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Table 2: [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ii) [***]

Table 3: [***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

b) [***]

i) [***]

[***]

[***]

ii) [***]

Table 4: [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

iii) [***]

Table 5: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

[***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

iv) [***]

Table 6: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

Table 7: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

c) [***]

[***]

Table 8: [***]

[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

d) [***]

i) [***]

[***]

ii) [***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Table 9: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]			[***]

ii) [***]

[***]

Table 10: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

iii) [***]

[***]

iv) [***]

[***]

Table 11: [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

[***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

[***]

Attached.

C-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT C

[***]

[***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C: Hookipa Patent Rights

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]			[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]
	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]			[***]
	[***]	[***]	[***]	[***]

2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C: Other Patent Rights

[***]	[***]	[***]					[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
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[***]
[***]
[***]
	[***]	[***]
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	[***]	[***]	[***]	[***]
[***]	[***]	[***]					[***]
	[***]	[***]

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 9.5(a)

[***]

[***]

1.            [***]

[***]:

[***]	[***]
[***]	[***] [***] [***]
[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
[***]	[***]
[***]	[***]

2.            [***]

[***]:

[***]	[***]
[***]	[***] [***] [***]
[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
[***]	[***]

[***]	[***]
[***]	[***]

Schedule 9.5(a)-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.            [***]

[***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
[***]	[***]

[***]

A.           [***]

B.           [***]

C.           [***]

Schedule 9.5(a)-2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 17.2(b)

DRAFT PRESS RELEASE

Attached.

Schedule 17.2(b)-1

Schedule 17.2(b)-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Hookipa and Gilead Enter into a Collaboration and License Agreement to Develop Immunotherapies Against HIV and Hepatitis B

●	Hookipa and Gilead will jointly develop therapeutics against HIV and Hepatitis B infections
●	Hookipa and Gilead will jointly research and Hookipa wilt manufacture arenavirus-based vectors for clinical development by Gilead
●	The deal expands the relationship between Hookipa and Gilead following Gilead’s participation in Hookipa’s Series C financing in December 2017
●	Total potential deal value exceeds $400 million, including upfront and milestone payments, plus research and development funding

Vienna, Austria and Foster City, CA, 5 June 2018 - Hookipa Biotech AG (“Hookipa”), a clinical-stage biotech company pioneering an innovative class of active immunization therapies for oncology and infectious diseases and Gilead Sciences, Inc., (“Gilead”), a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines in areas of unmet medical need, today announced that they have entered into a research collaboration and license agreement that grants Gilead exclusive rights to Hookipa’s TheraT® and Vaxwave® arenavirus vector-based immunization technologies for two major chronic infectious disease indications, hepatitis B virus (HBV) and human immunodeficiency virus (HIV).

Under the terms of the agreement, Gilead will provide an upfront payment of $10 million. Additionally, Hookipa will be eligible to receive milestone payments based upon the achievement of specified development, regulatory, and commercial milestones up to a total of more than $400 million. Gilead will fund all research and development activities. Hookipa will also be eligible to receive tiered royalties on net sales.

“Gilead, a world leader in innovative therapies against major viral diseases, is the ideal partner for us to drive our pipeline development in this area for the benefit of patients in need. This partnership is strong recognition of our unique immunization technology, and helps us concentrate our own energy and resources on immuno-oncology,” commented Joern Aldag, Chief Executive Officer of Hookipa. “The collaborative HIV and HBV programs nicely complement our significant efforts in the infectious disease area with an exciting proprietary prophylactic CMV vaccine.”

“Gilead is committed to advancing innovative approaches directed at functional cures against HIV and HBV,” said Bill Lee, PhD, Executive Vice President of Research, Gilead. “We are convinced that Hookipa’s unique therapeutic vaccine technology, which has demonstrated excellent safety and immunogenicity in Phase 1 clinical studies, has strong potential to have synergistic effect with other Gilead cure efforts in both of these diseases areas. Our ultimate long-term goal is to eliminate the need for life-long antiviral therapy for millions of patients around the world.”

-END-

2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

About Gilead Sciences, Inc.

Gilead Sciences, Inc. is a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines in areas of unmet medical need. The company strives to transform and simplify care for people with life-threatening illnesses around the world. Gilead has operations in more than 35 countries worldwide, with headquarters in Foster City, California.

About Hookipa Biotech

Hookipa Biotech is a clinical stage company developing next-generation immunotherapies for infectious diseases and cancer using novel proprietary arenavirus vector platforms.

Hookipa’s Vaxwave® technology presents a completely new replication-defective viral vector platform designed to overcome the limitations of current technologies. Vaxwave® is based on lymphocytic choriomeningitis virus (LCMV). In this vector the gene encoding the LCMV envelope protein, normally responsible for virus entry into target cells, has been deleted and replaced with an antigen of interest. The resulting vectors infect dendritic cells and stimulate very potent and long-lasting immune response, however they cannot replicate and are therefore non-pathogenic and inherently safe.

Hookipa’s TheraT® platform is based on an attenuated replicating arenavirus and is capable of eliciting the most potent T cell responses - a crucial step in treating patients with aggressive cancers. Significant pre-clinical data demonstrates that TheraT is a powerful modality capable of turning “cold tumors hot” which should result in an additional layer of efficacy in the fight against solid tumors. Specifically, TheraT® has proven to be safe in animals as well as capable of eliciting uniquely potent antigen-specific CD8+ cytotoxic T cell responses and strong tumor control in mice. The first clinical trial with HB-201 targeting human papilloma virus-induced head and neck cancer is currently being prepared. This immuno-oncology technology is further being leveraged to target tumor self-antigens or shared neoantigens.

Find out more about Hookipa online at http://hookipabiotech.com/.

Gilead Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors, including the risk that the parties may not realize the potential benefits of this collaboration. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in Gilead’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward-looking statements.

Issued for and on behalf of Hookipa Biotech AG by Instinctif Partners. For further information please contact:

Hookipa Joern Aldag CEO Hookipa Biotech AG ialdag@hookipabiotech.com	Marine Popoff Communications Analyst Hookipa Biotech AG mpopoff@hookipabiotech.com

3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Media enquiries
Sue Charles/ Ashley Tapp
Instinctif Partners
hookipa@instinctif.com
+44 (0)20 7866 7863

Gilead
Investors
Sung Lee, +1-650-524-7792
or
Media
Amy Flood, +1-650-522-5643

4

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

CONFIDENTIAL

22 December 2019

Hookipa Biotech GmbH St Marx Vienna BioCenter

Helmut-Qualtinger-Gasse 2

1030 Vienna, Austria

Re: Amendment to the Research Collaboration and License Agreement

Dear Ladies and Gentlemen:

Reference is hereby made to the Research Collaboration and License Agreement, dated as of June 4, 2018, by and between Gilead Sciences, Inc. (“Gilead”) and Hookipa Biotech GmbH (formerly Hookipa Biotech AG) (“Hookipa,” and each of Gilead and Hookipa, a “Party” and, collectively, the “Parties”), as amended from time to time (the “Agreement”). The Parties desire to amend the Agreement effective as of date hereof as set forth herein. Capitalized terms used herein, but not defined herein, have the meanings set forth in the Agreement.

1.    HBV Research Plan.

The Parties acknowledge and agree that the [*]. Further, the Parties acknowledge and agree that some or all of [*] are no longer necessary to include in the HBV Research Plan. In addition, the Parties agree to update (i) Table 2 ([*]) of the HBV Research Plan to reflect [*], (ii) Table 3 ([*]) of the HBV Research Plan to reflect [*], (iii) Table 8 ([*]) of the HBV Research Plan to delete reference to HBV-Study 4, and (iv) Table 9 ([*]) of the HBV Research Plan to amend the scope of Platform- HBV-Study 1, and to amend the wording in sections c) and d) of the HBV Research Plan. Accordingly, the HBV Research Plan shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

2.    HBV Pre-Clinical Milestone.

a.	Notwithstanding anything to the contrary in Section 9.2(a)(i) of the Agreement, including anything that would require a different or additional payment amount from Gilead, following Hookipa’s delivery to Gilead of [*] and [*], in each case, in compliance with the HBV Research Plan, Gilead shall pay Hookipa a one (1)-time payment of [*] for [*].
b.	Section 9.2(a)(ii) of the Agreement is hereby amended by deleting such section in its entirety and replacing such section with the following:

“(ii) Gilead shall pay Hookipa a one (1)-time payment of Four Million USD ($4,000,000) after [*]. Gilead shall notify Hookipa in writing promptly after [*].”

CONFIDENTIAL

3.    Termination for Convenience.

a.	Sections 13.4(a)(i) and 13.4(a)(ii) of the Agreement are each hereby amended by deleting “to be mutually agreed between the Parties” from the second sentence of each section.
b.	Section 13.4(b) of the Agreement is hereby amended and restated as follows:

“Termination of Agreement by Gilead for Convenience. On a Program-by-Program basis (including, for clarity, any new program(s) that may be included in the Agreement after the date hereof by mutual agreement of the Parties), at any time after the expiration or termination of the Collaboration Term for such Program, Gilead shall have the right to terminate this Agreement with respect to such Program or on a Licensed Product-by- Licensed Product or a country-by-country basis with respect to such Program for convenience upon thirty (30) days’ prior written notice to Hookipa.”

4.    Funding of [*] and GMP Manufacturingring.

Subsequent to the execution of this letter agreement (“Letter Agreement”), the Parties intend to enter into amendments to the HBV Research Plan and HIV Research Plan and certain other terms of the Agreement (the “Amendments”) to accelerate and expand the HBV Program and the HIV Program towards Phase 1 Clinical Trials. The Parties desire to progress the HBV Program and the HIV Program during the time needed by the Parties to further discuss, negotiate and, subject to agreement by both Parties, reach definitive agreement on such Amendments (“Negotiation Period”). The Parties herewith agree as follows irrespective of whether the subsequent execution of these Amendments occur:

a.	Preliminary Development and Manufacturing Activities. During the Negotiation Period, Hookipa shall continue to perform the envisaged activities set forth in the non-exhaustive list on Exhibit B attached hereto and such other activities which are not described in the current HBV Research Plan or HIV Research Plan but which have been approved by Gilead in writing (including email) shall be performed solely by Hookipa or jointly by the Parties during such period (“Preliminary Activities”). Hookipa may engage certain contract manufacturing organizations to perform such Preliminary Activities solely to the extent expressly set forth on Exhibit B or expressly approved by Gilead in writing (including email).
b.	Expense Reimbursement. Gilead agrees to reimburse Hookipa (i) for all Out-of-Pocket Costs actually incurred (with no markup) by Hookipa and (ii) at the FTE Rate for the costs of any FTEs actually performing activities, in each case, in the performance of such Preliminary Activities provided that (A) such Out-of-Pocket Costs and FTE costs are listed in Exhibit B or (B) for any such Out-of-Pocket Costs and FTE costs not listed in Exhibit B, any single item of such costs does not exceed [*] (collectively, the “Reimbursable Expenses”). Gilead shall not be responsible for any Out-of-Pocket Costs or FTE costs not listed in Exhibit B and incurred by Hookipa in connection with the Preliminary Activities in excess of such caps unless Gilead has approved such costs in writing (including email) prior to Hookipa’s incurrence of such costs. The invoicing and payment of the Reimbursable Expenses shall be in accordance with the terms of the Agreement.

2

CONFIDENTIAL

c.	Term. Gilead’s obligations of payment for Reimbursable Expenses under this Section 4 of this Letter Agreement will expire automatically upon (i) execution of the Amendments, or (ii) termination by the Parties of the Preliminary Activities following good faith negotiations. Execution of the Amendments pursuant to clause (i) and termination of the Preliminary Activities for any reason pursuant to clause (ii) shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such execution or termination unless otherwise addressed in the Amendments.

5.    General.

Except as expressly set forth in this Letter Agreement, the Agreement shall remain unchanged and in full force and effect in accordance with its terms; provided, however, that to the extent that any of the terms and conditions of this Letter Agreement are inconsistent with the terms and conditions of the Agreement, the terms of this Letter Agreement will govern. This Letter Agreement, including the exhibits attached hereto, constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings between the Parties related to the subject matter set forth herein. The invalidity or unenforceability of any term or provision of this Letter Agreement shall not affect the validity or enforceability of any term or provision of the Agreement. This Letter Agreement may not be amended or supplemented in any way except in writing, signed by authorized representatives of both Parties. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all which together shall constitute one and the same instrument. Signatures to this Letter Agreement transmitted by facsimile, by electronic mail in “portable document format” (“.pdf”), or by any other electronic means shall have the same effect as physical delivery of the paper document bearing the original signature.

[signature page follows]

3

Sincerely,

Gilead Sciences, Inc.
By: /s/ William Lee
Name: William Lee
Title: EVP, Research
Agreed and acknowledged:
Hookipa Biotech GmbH
By: /s/ Joern Aldag
Name: Joern Aldag
Title: CEO

CONFIDENTIAL

[*]